                           DEFINITIVE PROXY MATERIALS
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                                                   YAHOO! INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                                   YAHOO! INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
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/ /  Fee paid with preliminary material:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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*Set forth the amount on which the filing fee is calculated and how it was determined.

                                  [YAHOO LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 14, 1999

                            ------------------------

    The Annual Meeting of Shareholders (the "Annual Meeting") of Yahoo! Inc., a California corporation (the "Company"), will be held at the Company's corporate headquarters, located at 3420 Central Expressway, Santa Clara, California, on Friday, May 14, 1999, at 10:00 a.m., local time, for the following purposes:

         1. To amend the Company's Articles of Incorporation to delete Article VI which provides for a classified Board of Directors;

         2. To elect six directors of the Company to serve until the 2000 Annual Meeting of Shareholders or until their respective successors are elected and qualified;

         3. To change the state of incorporation of the Company from California to Delaware;

         4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the Company for the year ending December 31, 1999;

         5. To amend the Company's 1995 Stock Plan to increase the shares available for issuance under the plan by an aggregate of 40,000,000 shares, to 126,000,000 shares;


         6. To amend the Company's 1996 Directors' Stock Option Plan to revise the four-year vesting schedule with respect to the annual option grants under the plan, commencing with the options granted on the date of the Company's 2000 Annual Meeting of Shareholders, such that 25% of the granted options shall vest on the one-year anniversary of the date of grant, with the remaining options to vest in equal monthly installments over the 36-month period thereafter; and


         7. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

    The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

    The Board of Directors has fixed the close of business on March 17, 1999 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

    All shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors,

                                                   [LOGO]

                                          John Place
                                          VICE PRESIDENT, GENERAL COUNSEL AND
                                          SECRETARY

Santa Clara, California
April 9, 1999

                                  [YAHOO LOGO]

                            3420 CENTRAL EXPRESSWAY
                             SANTA CLARA, CA 95051

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

GENERAL

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Yahoo! Inc., a California corporation (the "Company" or "Yahoo!"), of proxies in the enclosed form for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's corporate headquarters, located at 3420 Central Expressway, Santa Clara, California, on Friday, May 14, 1999, at 10:00 a.m., local time, and any adjournment or postponement thereof.

    This Proxy Statement, the enclosed proxy card and the Company's Annual Report on Form 10-K for the year ended December 31, 1998 are being mailed to shareholders on or about April 9, 1999.

REVOCABILITY OF PROXIES


    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
John Place, Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.


RECORD DATE; VOTING SECURITIES

    The close of business on March 17, 1999 has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had approximately 202,950,716 shares of common stock outstanding held of record by approximately 3,066 shareholders. Unless otherwise indicated, all information in this Proxy Statement has been adjusted to reflect the Company's two-for-one stock splits which took effect on August 3, 1998 and February 8, 1999.

VOTING AND SOLICITATION

    Each outstanding share of common stock on the Record Date is entitled to one vote on all matters, subject to the conditions described below.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company's transfer agent, which will act as Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. Except with respect to the election of directors and except in certain other specific circumstances, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required under California law for approval of proposals presented to shareholders. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote.

    The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR amending the Company's Articles of Incorporation, FOR the election of each of the six nominees named below, FOR changing the state of incorporation of the Company from California to Delaware, FOR ratification of the appointment of the designated independent accountants, FOR amendment of the Company's 1995 Stock Plan (the "Stock

Plan") to increase the shares available for issuance thereunder, FOR amendment of the Company's 1996 Directors' Stock Option Plan (the "Directors' Plan") as described herein, and as the proxy holders deem advisable on other matters that may come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

    The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's common stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1
                     AMENDMENT OF ARTICLES OF INCORPORATION

    The Board believes that the best interests of the Company and its shareholders will be served by deleting Article VI of the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") which provides for a classified Board of Directors.


    The Articles of Incorporation currently require that the Company establish a classified Board of Directors at such time as the Board consists of six members. As the Company's Board of Directors was recently expanded to include a sixth member, it has become necessary to either institute a classified board or amend the Articles of Incorporation to eliminate the classification requirement. A classified board is one on which the directors are subject to re-election on a rotating basis, rather than every year. The Board believes that it will be in the best interests of the Company and its shareholders to continue to have a non-classified board whereby all directors are subject to re-election every year. As a result, the Board recommends that the Articles of Incorporation be amended, in the form attached hereto as APPENDIX A, to delete the classified board requirement. In the event that neither this Proposal No. 1 nor Proposal No. 3 ("Reincorporation in Delaware") is approved by the shareholders at the Annual Meeting, the Company will, following the Annual Meeting, establish a classified Board (which will consist of the six directors elected at the Annual Meeting).


REQUIRED VOTE


    Approval of the foregoing amendment to the Articles of Incorporation will require the affirmative vote of holders of a majority of the outstanding common stock of the Company.


RECOMMENDATION OF THE BOARD

    THE BOARD RECOMMENDS A VOTE FOR AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO ELIMINATE THE CLASSIFIED BOARD REQUIREMENT.

                                 PROPOSAL NO. 2
                             ELECTION OF DIRECTORS

NOMINEES

    At the Annual Meeting, the shareholders will elect six directors to serve until the 2000 Annual Meeting of Shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the Board may be reduced in accordance with the Bylaws of the Company. As of the date of this Proxy Statement, the Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

    Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Shareholders are not entitled to cumulate votes in the election of directors. Unless marked otherwise, proxies received will be voted FOR the election of each of the six nominees named below.

    The names of the nominees, their ages as of March 1, 1999, and certain other information about them are set forth below:


NAME                                                       AGE                            POSITION
-----------------------------------------------------      ---      -----------------------------------------------------
Timothy Koogle.......................................          47   Chairman and Chief Executive Officer

Jeffrey Mallett......................................          34   President, Chief Operating Officer and Director

Jerry Yang...........................................          30   Chief Yahoo and Director

Eric Hippeau(1)......................................          47   Director

Arthur H. Kern(1)(2).................................          52   Director

Michael Moritz(1)(2).................................          44   Director


------------------------

(1) Member of the Compensation Committee

(2) Member of the Audit Committee


    MR. KOOGLE was appointed as the Company's Chairman in January 1999. Mr. Koogle has served as the Company's Chief Executive Officer and as a member of the Board since joining the Company in August 1995. Prior to January 1999, Mr. Koogle also served as the Company's President. Prior to joining the Company, Mr. Koogle was President of Intermec Corporation, a manufacturer of data collection and data communication products, from 1992 to 1995. During that time, he also served as a corporate Vice President of Intermec's parent company, Western Atlas. From 1982 to 1991, Mr. Koogle held various operations and executive management positions at Motorola, Inc. Mr. Koogle also serves as a director of E-LOAN, Inc. Mr. Koogle holds a B.S. degree in mechanical engineering from the University of Virginia and M.S. and Engr. D. degrees in mechanical engineering from Stanford University.



    MR. MALLETT has served as a member of the Board and as President of the Company since January 1999. Mr. Mallett has served as Chief Operating Officer since January 1998. Prior to that, he served as the Company's Senior Vice President, Business Operations since October 1995. Prior to joining the Company, Mr. Mallett was Vice President and General Manager of the WordPerfect consumer division of Novell, Inc., a network operating system software company, from 1993 to 1995, and a member of Novell's Corporate Executive Marketing Group. Prior to that, Mr. Mallett was a member of the founding team of Reference Software International where he held various positions from 1988 to 1992, including Vice President, Sales and Marketing. From 1985 to 1987, Mr. Mallett held the position of Director, Sales and Marketing at IPT Corp., a privately held telecommunications company. Mr. Mallett holds a degree in Business Administration from Santa Rosa College.


    MR. YANG, a founder of the Company, has served as a member of the Board and an officer of the Company since March 1995. Mr. Yang co-developed Yahoo! in 1994 while he was working towards his Ph.D. in electrical engineering at Stanford University. Mr. Yang also serves as a director of Yahoo! Japan

Corporation and of Ziff-Davis Inc. ("Ziff-Davis"). Mr. Yang holds B.S. and M.S. degrees in electrical engineering from Stanford University.


    MR. HIPPEAU has served as a member of the Board since January 1996. Mr. Hippeau has served as Chairman and Chief Executive Officer of Ziff-Davis since 1993. Ziff-Davis is majority owned by SOFTBANK America Inc. ("SOFTBANK"), a principal shareholder of the Company. Mr. Hippeau joined Ziff-Davis in 1989 as publisher of PC Magazine. He was promoted to Executive Vice President of Ziff-Davis in 1990, and to President and Chief Operating Officer in February 1991. Mr. Hippeau also serves as a director of Ziff-Davis, Frontier Corporation ("Frontier") and GeoCities. Mr. Hippeau attended the Sorbonne in Paris.


    MR. KERN has served as a member of the Board since January 1996. Mr. Kern is a founder, Chairman and Chief Executive Officer of American Media, which holds interests in several media and advertising companies. From 1969 to 1986, Mr. Kern served in a variety of television sales management and general management positions with Group W/Westinghouse Broadcasting Company. Mr. Kern also serves on the Board of Directors of Northwest Broadcasting, a group owner of Fox-affiliated television stations, and Bronner Slossberg Humphrey. Mr. Kern is a graduate of Yale University.


    MR. MORITZ has served as a member of the Board since April 1995. He has been a general partner of Sequoia Capital, a venture capital firm, since 1988. Mr. Moritz also serves as a director of Flextronics International and eToys Inc., as well as several private companies. Between 1979 and 1984, Mr. Moritz was employed in a variety of positions by Time, Inc. Mr. Moritz holds an M.A. degree in history from Oxford University and an M.B.A. from the Wharton School.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During fiscal 1998, the Board met nine times and took action by unanimous written consent on six occasions, and no director then in office attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he serves. The Board has an Audit Committee and a Compensation Committee. There is no standing nominating committee.

    The Audit Committee consists of directors Kern and Moritz, two of the Company's non-employee directors, and met three times during 1998. The Audit Committee recommends the engagement of the firm of certified public accountants to audit the financial statements of the Company, and monitors the effectiveness of the audit effort, the Company's financial and accounting organization and its system of internal accounting controls.

    The Compensation Committee consists of directors Kern, Moritz and Hippeau (Chair), three of the Company's non-employee directors. The Compensation Committee held one meeting and took action by unanimous written consent on eight occasions during 1998. Its functions are to establish and administer the Company's policies regarding compensation. The Compensation Committee also administers the Stock Plan and the Company's 1996 Employee Stock Purchase Plan. Compensation-related matters for employee officers subject to the provisions of Internal Revenue Code Section 162(m) are administered by a subcommittee of the Compensation Committee consisting of Messrs. Moritz and Kern.

DIRECTOR COMPENSATION


    The Company does not pay fees to its directors for attendance at meetings. The Company reimburses its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of the Company. The Directors' Plan provides that each person who becomes a non-employee director of the Company will be granted a nonstatutory stock option to purchase 50,000 shares of common stock on the date on which the optionee first becomes a non-employee director of the Company. Thereafter, on the date of each annual meeting of the Company's shareholders at which such director is elected, each such non-employee director shall be granted an additional option to purchase 30,000 shares of common stock if, on such date, he or she shall have served on the Board for at least six months (which amount shall be reduced to 20,000 shares commencing at the date of the Company's 2000 Annual Meeting of Shareholders). Each of the non-employee nominees for director named in this Proxy Statement will have served for more than six months at the time of the Annual Meeting, and so will receive options to purchase 30,000 shares of the Company's common stock under the Directors' Plan if they are reelected to the Board of Directors at the Annual Meeting. The exercise price of all stock options granted under the Directors' Plan is equal to the closing sale price of a share of the Company's common stock on the Nasdaq Stock Market on the date of grant of the option.


RECOMMENDATION OF THE BOARD

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 3
                          REINCORPORATION IN DELAWARE

INTRODUCTION

    For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal"). Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout this Proxy Statement, the term "Yahoo! California" refers to the existing California corporation and the term "Yahoo! Delaware" refers to the wholly-owned Delaware subsidiary of Yahoo! California and the proposed successor to Yahoo! California.


    The Reincorporation Proposal will be effected by merging Yahoo! California into Yahoo! Delaware (the "Merger"). Upon completion of the Merger, Yahoo! California will cease to exist and Yahoo! Delaware will continue the business of the Company under the name Yahoo! Inc. Pursuant to an Agreement and Plan of Merger, a form of which is attached hereto as APPENDIX B (the "Merger Agreement"), upon the effective date of the Merger, (i) each outstanding share of Yahoo! California common stock, $0.00017 par value, will automatically be converted into one share of Yahoo! Delaware common stock, $0.001 par value; (ii) each outstanding option to purchase Yahoo! California common stock, including options granted under the Stock Plan, the Directors' Plan and under the Four11 Corporation, Viaweb Inc. and Yoyodyne Entertainment, Inc. stock option plans assumed by the Company in connection with the Company's acquisition of such corporations, will be automatically assumed by Yahoo! Delaware and will represent an option to acquire shares of Yahoo! Delaware common stock on the basis of one share of Yahoo! Delaware common stock for each share of Yahoo! California common stock and at an exercise price equal to the exercise price of the Yahoo! California option; and (iii) each outstanding warrant, if any, to purchase Yahoo! California capital stock shall become a warrant to purchase Yahoo! Delaware capital stock, on the basis of one share of Yahoo! Delaware capital stock for each share of Yahoo! California capital stock at an exercise price per share equal to the exercise price per share in effect prior to the Merger. Each certificate representing issued and outstanding shares of Yahoo! California common stock will represent the number of shares of common stock of Yahoo! Delaware into which such shares are converted by virtue of the Merger.


    IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF YAHOO! CALIFORNIA TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF YAHOO! DELAWARE. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATE IF THEY SO CHOOSE. The common stock of Yahoo! California is listed for trading on the Nasdaq National Market, and after the Merger, Yahoo! Delaware's common stock will continue to be traded on the Nasdaq National Market without interruption, under the same symbol YHOO used by Yahoo! California prior to the Merger. As of the date the Board resolved to undertake the Reincorporation Proposal, the closing price of Yahoo! California's common stock on the Nasdaq National Market was $152.875 per share.

    Under California law, the affirmative vote of holders of a majority of the outstanding shares of the Company's common Stock is required for approval of the terms of the Reincorporation Proposal. See "Vote Required for the Reincorporation Proposal." The Reincorporation Proposal has been approved by Yahoo! California's Board of Directors, which unanimously recommends a vote in favor of such proposal. If approved by the shareholders, it is anticipated that the Reincorporation Proposal will become effective as soon as practicable (the "Effective Date"). However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of either Yahoo! California or Yahoo! Delaware, circumstances arise which make it inadvisable to proceed.

    Shareholders of Yahoo! California will not have dissenters' appraisal rights with respect to the Merger. See "Significant Differences between the Corporation Laws of California and Delaware-- Appraisal Rights."


    The discussion contained herein is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Yahoo! Delaware (the "Certificate of Incorporation"), the Bylaws of Yahoo! Delaware (the "Bylaws"), and the form of Indemnification Agreement of Yahoo! Delaware, copies of which are attached hereto as APPENDICES B, C, D and E, respectively.



    APPROVAL BY SHAREHOLDERS OF THE REINCORPORATION PROPOSAL WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF YAHOO! DELAWARE. APPROVAL BY SHAREHOLDERS OF THE REINCORPORATION PROPOSAL WILL ALSO CONSTITUTE APPROVAL OF AN INDEMNIFICATION AGREEMENT BETWEEN YAHOO! DELAWARE AND EACH OF ITS OFFICERS AND DIRECTORS, IN SUBSTANTIALLY THE FORM ATTACHED HERETO AS APPENDIX E, AND THE ASSUMPTION BY YAHOO! DELAWARE OF YAHOO! CALIFORNIA'S EMPLOYEE BENEFIT PLANS AND ITS STOCK OPTION AND STOCK PURCHASE PLANS.


PRINCIPAL REASONS FOR REINCORPORATION

    As the Company plans for the future, the Board and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

    PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years, the state of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has long been the leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations. The General Corporation Law of the State of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Many corporations have initially chosen Delaware for their state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by Yahoo! California. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has been developed construing Delaware law and establishing public policies with respect to corporate legal affairs. Furthermore, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well-established and flexible principles of corporate governance that Delaware law affords.

    INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both California and Delaware permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors for breaches of fiduciary duties in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law, and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

ANTITAKEOVER IMPLICATIONS

    Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent any present attempt known to the Board to acquire control of the Company or to obtain representation on the Board.

    The Board has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan, severance agreements for its management and key employees which become effective upon the occurrence of a change in control of the Company, and the designation and issuance of preferred stock, the rights and preferences of which are determined by the Board. Some of these measures may be implemented under California law. There is nonetheless substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts.

    Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law, from which Yahoo! Delaware does NOT intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware--Shareholder Approval of Certain Business Combinations." Furthermore, certain changes to the relative rights of shareholders and management which have antitakeover implications may be implemented under Delaware law. These include the elimination of cumulative voting, the establishment of a classified Board of Directors, and the elimination of the right of shareholders controlling at least ten percent (10%) of the voting shares to call a special meeting of shareholders. The elimination of cumulative voting and the establishment of a classified Board of Directors can also be undertaken under California law in certain circumstances. For a detailed discussion of the changes which will be implemented as part of the Reincorporation Proposal, see "Significant Differences between the Charters and Bylaws of Yahoo! California and Yahoo! Delaware." For a discussion of differences between the laws of California and Delaware that may affect the shareholders, see "Significant Differences Between the Corporation Laws of California and Delaware."

    The Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because:

        (a) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

        (b) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids; and

        (c) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits.

    By contrast, in a transaction in which an acquiror must negotiate with an independent Board of Directors, the Board of Directors can and should take account of the underlying and long-term values of assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation's business not yet reflected in the stock price and equality of treatment of all shareholders.

    Despite the belief of the Board as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then-current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

NO CHANGE WILL BE MADE IN THE NAME, BUSINESS OR PHYSICAL LOCATION OF THE COMPANY

    The Reincorporation Proposal will effect only a change in the legal domicile of Yahoo! California and other changes of a legal nature, certain of which are described in this Proxy Statement. The reincorporation will NOT result in any significant change in the name, business, management, fiscal year, location of the principal executive offices, assets or liabilities of Yahoo! California. The directors of Yahoo! California prior to the Merger will continue as directors of Yahoo! Delaware. All employee benefit plans of Yahoo! California will be continued by Yahoo! Delaware. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption by Yahoo! Delaware of Yahoo! California's stock option and stock purchase plans and the options, warrants and other rights to purchase Yahoo! California capital stock. Yahoo! California's other employee benefit arrangements will also be continued by Yahoo! Delaware upon the terms and subject to the conditions in effect prior to the Merger.

    Prior to the Effective Date of the Merger, the Company will seek to obtain any requisite consents to the Merger from parties with whom it may have material contractual arrangements. Assuming such consents are obtained, Yahoo! California's rights and obligations under such material contractual arrangements will continue and be assumed by Yahoo! Delaware.

POSSIBLE DISADVANTAGES

    Despite the unanimous belief of the Board that the Reincorporation Proposal is in the best interests of Yahoo! California and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' rights and the powers of management under Delaware and California law, see "Significant Differences Between the Corporation Laws of California and Delaware." In addition, the Reincorporation Proposal includes certain permitted changes to the Articles of Incorporation or Bylaws of the Company which alter the relative rights of shareholders and management and which reduce shareholder participation in important corporate decisions. See "The Charters and Bylaws of Yahoo! California and Yahoo! Delaware."

THE CHARTERS AND BYLAWS OF YAHOO! CALIFORNIA AND YAHOO! DELAWARE

    The provisions of the Yahoo! Delaware Certificate of Incorporation and Bylaws are similar to those of the Yahoo! California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Yahoo! Delaware Certificate of Incorporation and Bylaws which alter the rights of shareholders and the powers of management and which reduce shareholder participation in important corporate decisions. These provisions have antitakeover implications and are described in detail below.

    Approval by shareholders of the Reincorporation Proposal will constitute an approval of the inclusion in the Yahoo! Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation following shareholder approval and certain such changes could be implemented by amendment of the Bylaws of Yahoo! Delaware without shareholder approval. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of Yahoo! Delaware is qualified by reference to APPENDICES C and D hereto, respectively.

(1) CHANGE IN NUMBER OF DIRECTORS

    Under Delaware law, the authorized number of directors may be changed by resolution of the Board of Directors. Under California law, the directors can change the authorized number of directors if the shareholders have adopted a provision in the articles of incorporation or bylaws permitting the directors to fix their number, but only within the bounds of stated minimum and maximum numbers which have been approved by the shareholders. The Bylaws of Yahoo! California provide that there shall be no fewer than four nor more than seven directors, with the exact number currently fixed at six. The Bylaws of Yahoo! Delaware provide that the number of directors shall be six, until amended by a resolution of the Board of Directors or by the shareholders. Pursuant to the Yahoo! California bylaws, the Board may change the number of directors without shareholder approval so long as the size of the Board so revised is not less than four nor more than seven. Following the Merger, the Board of Directors of Yahoo! Delaware could amend the Bylaws to change the size of the Board of Directors without shareholder approval without restriction to a specified range. If the Reincorporation Proposal is approved, the elected directors of Yahoo! California will continue to serve as directors of Yahoo! Delaware.

(2) INDEMNIFICATION AND LIMITATION OF LIABILITY

    Under Delaware law, Delaware corporations are permitted to adopt a provision in their certificates of incorporation reducing or eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct (including intentional misconduct and breach of the duty of loyalty). California law similarly permits a corporation to adopt a provision reducing or eliminating director liability. Yahoo! California has adopted such a provision in its Articles of Incorporation to eliminate director liability to the fullest extent permissible under California law and, if the Reincorporation Proposal is approved, the Yahoo! Delaware Certificate of Incorporation will include a provision which eliminates director liability to the fullest extent permissible under Delaware law. For a discussion of the differences between California and Delaware law with respect to director liability, see "Significant Differences between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability."

    The Delaware General Assembly adopted an amendment to the Delaware General Corporation Law to add Section 102(b)(7), upon the recommendation of the Delaware Bar Association, in response to changes in the market for directors' liability insurance, including significant increases in the number and magnitude of lawsuits against directors and the difficulty of obtaining such insurance on traditional terms, or on any terms at all. The Delaware General Assembly considered this development a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors to serve without the protections traditionally available to them against claims arising out of their services and because of the deterrent effect on entrepreneurial decision-making by directors who do serve. Article XI of the Certificate of Incorporation of Yahoo! Delaware contains the limitation on liability permitted by Section 102(b)(7). The entire Certificate of Incorporation is set forth as APPENDIX C to this Proxy Statement.


    Article XI of the Certificate of Incorporation of Yahoo! Delaware eliminates director liability to Yahoo! Delaware or its shareholders for monetary damages arising out of a director's breach of his or her duty of care. The duty of care refers to the fiduciary duty of a director to be sufficiently diligent and careful in considering a transaction or taking or refusing to take some corporate action. A breach of the duty of care by a director may give rise to liability for monetary damages caused to Yahoo! Delaware or its shareholders. Liability for a breach of the duty of care arises when directors have failed to exercise sufficient care in reaching decisions or otherwise attending to their responsibilities as directors. Article XI of the Certificate of Incorporation does not eliminate the duty of care; it only eliminates monetary damage awards occasioned by a breach of that duty. Thus, if the Reincorporation Proposal is approved and Yahoo! California is reincorporated in Delaware, a breach of the duty of care would remain a valid basis for a suit seeking to stop a proposed transaction from occurring. After the transaction has occurred, however, the shareholders would no longer have a claim against directors for monetary damages based on the breach of the duty of care, even if that breach involved gross negligence on the part of the directors.


    The Certificate of Incorporation does not limit or eliminate liability based on the following types of claims:


    (a) Liability based on a breach of the director's duty of loyalty to Yahoo! Delaware or its shareholders;

    (b) Liability based on the payment of an improper dividend or an improper repurchase of Yahoo! Delaware's stock under Section 174 of the Delaware General Corporation Law;

    (c) Liability for actions or failures to act which the director knew were in violation of law;

    (d) Liability arising out of intentional misconduct by the director;

    (e) Liability arising out of any transaction pursuant to which the director received some improper personal benefit; and

    (f) Liability for actions taken or failures to act by the director not in good faith.

    Article XI of the Certificate of Incorporation further provides that any repeal or modification of such Article XI by Yahoo! Delaware shareholders will not adversely affect any right or protection of a director existing at the time of such repeal or modification.

    The Company is not aware of any pending or threatened claim that would be covered by such Article XI, nor has there been any litigation in the recent past that would have been affected had such Article XI been in place at the time of the conduct referred to in such litigation.

    The Board believes that Article XI of the Certificate of Incorporation is in the best interests of Yahoo! Delaware and its shareholders in that it maintains Yahoo! Delaware's ability to attract and retain qualified individuals to serve as directors of Yahoo! Delaware by assuring directors (and potential directors) that their good faith decisions will not be second-guessed by a court evaluating decisions with the benefit of hindsight. Article XI, however, limits the remedies available to shareholders dissatisfied with a Board decision which is protected by Article XI; directors will not be liable to the Company or its shareholders for business decisions made in good faith, including decisions made in connection with attempts to acquire Yahoo! Delaware, even if such decisions involved gross negligence on the part of the directors. In any such case, the shareholders' only remedy would be to sue to stop the completion of the Board's action. In many situations, this remedy may not be effective due to completion of the Board's action.

    The Board believes that the diligence exercised by directors stems primarily from their desire to act in the best interests of Yahoo! Delaware, and not from a fear of monetary damage awards. Consequently, the Board believes that the level of scrutiny and care exercised by directors will not be lessened by the adoption of Article XI of the Certificate of Incorporation.

(3) NOTICE PROVISIONS

    Yahoo! Delaware has included in its Bylaws provisions requiring advance notice of new business and nominations for directors to be given in the manner and to the extent provided in the Bylaws. These provisions could have the effect of delaying, deferring or preventing a change in control of Yahoo! Delaware by requiring that shareholders of Yahoo! Delaware give notice of any proposals relating to such a change of control (including nominations to the Board of Directors) sufficiently in advance of a meeting of shareholders of Yahoo! Delaware to satisfy such notice provisions in the Bylaws.

(4) ELIMINATION OF SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS

    Unlike the Bylaws of Yahoo! California, which provide that special meetings of shareholders may be called by the Board of Directors, the Chairman of the Board, the President and the holders of shares entitled to cast not less than 10% of the votes at such meeting, the Bylaws of Yahoo! Delaware provide that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board or the President. Shareholders are not permitted to call a special meeting or to require that the Board of Directors call a special meeting of shareholders. Moreover, the business permitted to be conducted at any special meeting of shareholders is limited to the business brought before the meeting by or at the direction of the Board of Directors.

    REASONS FOR ELIMINATION OF SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS. The provisions regarding the elimination of the right of shareholders to call a special meeting would mean that a shareholder could not force shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of shareholders prior to such time as the Board believed such consideration to be appropriate. By eliminating the use of the written consent procedure and the ability of shareholders to call a special meeting, the Company intends to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Company's management and Board of Directors.

    POSSIBLE DISADVANTAGES OF ELIMINATION OF SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS. The provisions eliminating shareholders' ability to call special meetings may have the effect of delaying consideration of a shareholder proposal until the next annual meeting unless a special meeting is called by the Board of Directors. Because elimination of the procedures for shareholders to call special meetings could make more difficult an attempt to obtain control of the Company, such action could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company. Because tender offers for control usually involve a purchase price higher than the prevailing market price, the provisions eliminating shareholders' ability to call special meetings may have the effect of preventing or delaying a bid for the Company's shares which could be beneficial to the Company and its shareholders. The restriction on the ability of shareholders to call a special meeting means that a proposal to replace the Company's Board of Directors could be delayed until the next annual meeting. These provisions thus will make the removal of directors more difficult.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

    The General Corporation Laws of California and Delaware differ in many respects. It is not practical to summarize all of such differences in this Proxy Statement, but certain principal differences that could materially affect the rights of shareholders include the following:

(1) CHANGES IN SIZE OF BOARD OF DIRECTORS

    Under California law, although changes in the number of directors must in general be approved by the shareholders, the shareholders may approve a provision in the corporation's articles of incorporation or bylaws setting forth a permissible range in the number of directors and the Board of Directors may fix the exact number of directors within such stated range. Delaware law permits corporations to provide in their certificates of incorporation that their boards of directors are empowered to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws unless the number of directors is fixed in the certificate of incorporation, in which case a change in the number of directors may be made only by amendment to the certificate of incorporation. The Bylaws of Yahoo! Delaware have set the exact number of directors and Yahoo! Delaware's Certificate of Incorporation empowers its Board of Directors to amend the Bylaws. Thus, the size of the Board of Directors of Yahoo! Delaware may be changed by either the Board of Directors itself or by the shareholders.

(2) REMOVAL OF DIRECTORS

    Under California law, any director or the entire Board of Directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no director may be removed (unless the entire board is removed) if the number of votes cast against the removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified Board of Directors or cumulative voting similarly may be removed without cause by a majority shareholder vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed if the shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a Delaware corporation with a classified Board of Directors can be removed only for cause unless the charter documents otherwise provide. The charter documents of Yahoo! Delaware do not provide for cumulative voting or a classified Board of Directors and the Bylaws of Yahoo! Delaware provide that any director may be removed, with or without cause, by a majority shareholder vote.


(3) CLASSIFIED BOARD OF DIRECTORS



    Under California law, directors must be elected annually and, therefore, a classified board is not permitted (except for corporations listed on the American or New York Stock Exchanges or with securities qualified for trading on the Nasdaq Stock Market). As Yahoo!'s Common Stock is qualified for trading on the Nasdaq National Market, Yahoo! California is permitted to have a classified board under California law. The Yahoo! California's Articles of Incorporation currently require a classified Board of Directors. (Please note, however, that upon approval of Proposal No. 1 "Amendment of Articles of Incorporation," the requirement to establish a classified Board of Directors will be eliminated.) A classified board is one on which the directors are subject to re-election on a rotating basis, not every year. Delaware law permits, but does not require, the adoption of a classified Board of Directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office and with only one class of directors coming up for election each year. The Yahoo! Delaware Certificate of Incorporation does not provide for a classified board.

(4) CUMULATIVE VOTING



    Under California law, any shareholder may cumulate his or her votes in the election of directors upon proper notice of his or her intention to do so, except that corporations listed on the American or New York Stock Exchanges or with securities qualified for trading on the Nasdaq Stock Market, such as the Company, may eliminate cumulative voting with shareholder approval. The Yahoo! California Articles of Incorporation do not provide for cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, and the Yahoo! Delaware Certificate of Incorporation does not provide for cumulative voting.



(5) LOANS TO OFFICERS AND EMPLOYEES


    Under Delaware law, a corporation may make loans to, guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation. Under California law, any such loan or guaranty to or for the benefit of a director or officer of the corporation or any of its subsidiaries requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by a majority of the shareholders of the corporation.

    In addition, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the Board of Directors alone to approve a loan or guaranty to or on behalf of an officer (whether or not a director) if the board determines that such a loan or guaranty may reasonably be expected to benefit the corporation. Yahoo! California currently has more than 100 shareholders of record and the Yahoo! California bylaws authorize the Board of Directors alone to approve a loan or guaranty to or on behalf of an officer.


(6) POTENTIAL ELIMINATION OF SHAREHOLDER POWER TO CALL SPECIAL SHAREHOLDERS' MEETING



    Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws. Under Delaware law, a special meeting of shareholders may be called by the Board of Directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. Shareholders of a Delaware corporation do not have the right to call a special meeting unless authorized under the corporation's certificate of incorporation or bylaws. Neither the Certificate of Incorporation nor Bylaws of Yahoo! Delaware permit a shareholder to call a special meeting of shareholders.



(7) SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS


    In the last several years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

    Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

    For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

    The three-year moratorium imposed on business combinations by Section 203 does not apply if: (a) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (b) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her a 15% stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (c) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the voting stock not owned by the interested stockholder.

    Section 203 only applies to certain publicly held Delaware corporations which have a class of voting stock that is (a) listed on a national securities exchange, (b) quoted on an interdealer quotation system such as Nasdaq or (c) held of record by more than 2,000 shareholders. Yahoo! Delaware will meet these qualifications immediately after the Merger. A Delaware corporation to which
Section 203 applies may elect not to be governed by Section 203. Yahoo! Delaware does NOT intend to make such an election.


    Section 203 has been challenged in lawsuits arising out of ongoing takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. Although the United States District Court for the District of Delaware has consistently upheld the constitutionality of Section 203, the Delaware Supreme Court has not yet considered the issue. Yahoo! Delaware believes that so long as the constitutionality of Section 203 is upheld, Section 203 will encourage any potential acquiror to negotiate with the Board of Directors of Yahoo! Delaware.
Section 203 also has the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Yahoo! Delaware in which all shareholders would not be treated equally. Shareholders should note that the application of Section 203 to Yahoo! Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Yahoo! Delaware's shares over the then-current market price. Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.



(8) INDEMNIFICATION AND LIMITATION OF LIABILITY


    California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their articles or certificate of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

    The Articles of Incorporation of Yahoo! California eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

    The Certificate of Incorporation of Yahoo! Delaware similarly eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for:
(a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Further, such limitation of liability provision may not limit a director's liability for violation of, or otherwise relieve Yahoo! Delaware or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

    California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

    Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

    California law requires indemnification only when the individual has successfully defended the action on the merits.

    Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise (as opposed to California law, which requires indemnification only when an individual has successfully defended the action on the merits).

    California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. As permitted by Yahoo! California's Articles of Incorporation, the Company entered into indemnification agreements with its officers and directors, following approval of such agreements by the Company's shareholders.


    A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. If the Reincorporation Proposal is approved, Yahoo! Delaware will enter into indemnification agreements with its officers and directors, under Delaware law, in substantially the form attached hereto as APPENDIX E, and a vote in favor of the Reincorporation Proposal will also constitute approval of such indemnification agreements. In particular, the indemnification agreements will include within their purview future changes in Delaware law which expand the permissible scope of indemnification of directors and officers of Delaware corporations.


    Currently, there are no actions pending or threatened against officers or directors of Yahoo! California or Yahoo! Delaware in their capacities as such.

    The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of Yahoo! California made prior to the Merger.


(9) INSPECTION OF SHAREHOLDERS' LIST


    Both California and Delaware law allow any shareholder to inspect the shareholders' list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholders' list by a person or persons holding 5% or more of a corporation's voting shares, or any shareholder or shareholders holding 1% or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors. Delaware law does not provide for any such absolute right of inspection.


(10) DIVIDENDS AND REPURCHASE OF SHARES


    Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the Board of Directors, regardless of their historical book value.

    Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and including repurchases of its shares) unless either the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of good will, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets, as defined, would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such tests are applied to California corporations on a consolidated basis. Under California law, there are certain exceptions to the foregoing rules for repurchases of shares in connection with certain rescission actions and certain repurchases pursuant to employee stock plans.

(11) APPROVAL OF CERTAIN CORPORATE TRANSACTIONS


    Under both California and Delaware law, with certain exceptions, any merger, consolidation or sale of all or substantially all the assets must be approved by the Board of Directors and by a majority of the outstanding shares entitled to vote. Under California law, similar board and shareholder approval is also required in connection with certain additional acquisition transactions. See "Appraisal Rights" and "Voting and Appraisal Rights in Certain Reorganizations."


(12) CLASS VOTING IN CERTAIN CORPORATE TRANSACTIONS


    Under California law, with certain exceptions, any merger, certain sales of all or substantially all the assets of a corporation and certain other transactions must be approved by a majority of the outstanding shares of each class of stock (without regard to limitations on voting rights). Delaware law does not generally require class voting, except in connection with certain amendments to the certificate of incorporation that, among other things, adversely affect a class of stock in a manner different than the other classes.


(13) APPRAISAL RIGHTS


    Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of the shares held by such shareholder (as determined by agreement of the corporation and the shareholder or by a court) in lieu of the consideration such shareholder would otherwise receive in the transaction. Under Delaware law, such appraisal rights are not available to (a) shareholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders; or (b) shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

    The limitations on the availability of appraisal rights under California law are somewhat different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right.

    Appraisal rights are not available to shareholders of Yahoo! California with respect to the Merger described in this Reincorporation Proposal.


(14) VOTING AND APPRAISAL RIGHTS IN CERTAIN REORGANIZATIONS


    Delaware law does not provide shareholders of a corporation with appraisal rights when the corporation acquires another business through the issuance of its stock (a) in exchange for the assets of the business to be acquired, (b) in exchange for the outstanding stock of the corporation to be acquired or (c) in a merger of the corporation to be acquired with a subsidiary of the acquiring corporation. California law treats these kinds of acquisitions in the same manner as a direct merger of the acquiring corporation with the corporation to be acquired. See "Appraisal Rights."

(15) TENDER OFFER STATUTE



    The Merger may provide to Yahoo! Delaware and its shareholders the benefit and protection of the Delaware tender offer statute. This statute, which applies to tender offers to more than 30 shareholders, requires, among other things, that 20 days advance notice of the basic terms of a proposed tender offer be given to the company which is to be the target of such an offer and requires that such offer, once made, remain open for a minimum of 20 days. California has no similar legislation to regulate tender offers, although there are provisions of federal law, known as the Williams Act, which would regulate certain aspects of tender offers for shares of Yahoo! California in the event of, and following registration of the common stock under Section 12 of the Securities Exchange Act of 1934, as amended. The Williams Act does not require any advance notice of the tender offer but does require a tender offer to remain open for 20 days.


    Several court decisions have held that tender offer statutes similar to the Delaware statute are invalid as being in conflict with or preempted by provisions of the Williams Act. In addition, a federal district court decision has held that the Delaware tender offer statute was invalid for such reasons. In light of the decision of the United States Supreme Court in EDGAR V. MITE CORPORATION (1982), holding a similar tender offer statute in Illinois unconstitutional, the constitutionality of the Delaware tender offer statute is uncertain.


(16) DISSOLUTION


    Under California law, shareholders holding 50% or more of the total voting power of a corporation may authorize its dissolution, with or without the approval of the corporation's Board of Directors, and this right may not be modified by the Articles of Incorporation. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. Only if the dissolution is initially approved by the Board of Directors may it be approved by a simple majority of the corporation's shareholders. In the event of such a Board-initiated dissolution, Delaware law permits a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. Yahoo! Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of Yahoo! Delaware which had previously been approved by its Board of Directors.


(17) INTERESTED DIRECTOR TRANSACTIONS


    Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law,
(a) either the shareholders or the Board of Directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of Board of Director approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board of director approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board of director approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of Yahoo! California might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of Yahoo! Delaware, although less than a majority of a quorum. Neither Yahoo! California nor Yahoo! Delaware is aware of any plans to propose any transaction involving directors that could not be so approved under California law but could be so approved under Delaware law.


(18) SHAREHOLDER DERIVATIVE SUITS


    California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a shareholder may only bring a derivative action on behalf of the corporation if the shareholder was a shareholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

APPLICATION OF CALIFORNIA GENERAL CORPORATION LAW TO DELAWARE CORPORATIONS

    Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category (referred to in this discussion as "pseudo-California" corporations) if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors unless certain requirements are met, standard of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' appraisal rights and inspection of corporate records.


    Nevertheless, even if a foreign corporation otherwise qualifies as a pseudo-California corporation, an exemption from Section 2115 is provided for corporations with shares listed on the New York Stock Exchange or the American Stock Exchange or whose shares are traded on the Nasdaq Stock Market and which have 800 or more shareholders. The Company will NOT be treated as a pseudo-California corporation following the Merger.


FEDERAL INCOME TAX CONSIDERATIONS

    This discussion summarizes certain federal income tax considerations with respect to the Merger that are generally applicable to holders of Yahoo! California capital stock who receive Yahoo! Delaware capital stock in exchange for their Yahoo! California capital stock in the Merger. This summary is for general information purposes only and does not purport to address all the federal income tax considerations that may be relevant to particular Yahoo! California shareholders in light of their particular circumstances or who are subject to special treatment under the federal income tax laws (such as shareholders that are dealers in securities, foreign persons, shareholders that acquired their shares in connection with a stock option plan or other compensatory transaction, shareholders who hold Yahoo! California capital stock as part of a hedging or straddle arrangement or have previously entered into a constructive sale of such stock, or holders of warrants to acquire Yahoo! California capital stock who receive warrants to acquire Yahoo! Delaware capital stock in the Merger). Furthermore, no foreign, state or local tax considerations are addressed herein. This summary is based on current federal income tax law, which is subject to change at any time, possibly with retroactive effect. Accordingly, ALL YAHOO! CALIFORNIA SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER.

    Subject to the limitations, qualifications and exceptions described herein, and assuming the Merger qualifies as a "reorganization" within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

        (a) No gain or loss should be recognized by a Yahoo! California shareholder who exchanges all of such shareholder's Yahoo! California capital stock sold for Yahoo! Delaware capital stock in the Merger;

        (b) The aggregate tax basis of the Yahoo! Delaware capital stock received by a Yahoo! California shareholder in the Merger should be equal to the aggregate tax basis of Yahoo! California capital stock surrendered in exchange therefor;

        (c) The holding period of the Yahoo! Delaware capital stock received in the Merger should include the period for which the Yahoo! California capital stock surrendered in exchange therefor was held, provided that the Yahoo! California capital stock is held as a capital asset at the time of the Merger; and

        (d) The Company should not recognize gain or loss for federal income tax purposes as a result of the merger.

    The Company does not intend to request a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Merger. The Company will, however, receive an opinion from the law firm of Venture Law Group, A Professional Corporation, to the effect that the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. This opinion (the "Tax Opinion") will neither bind the IRS nor preclude the IRS from successfully asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based on the truth and accuracy of representations made by Yahoo! Delaware, Yahoo! California and certain shareholders of Yahoo! California.

    A successful IRS challenge to the "reorganization" status of the Merger (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a Yahoo! California shareholder recognizing gain or loss with respect to each share of Yahoo! California capital stock exchanged in the Merger equal to the difference between the shareholder's basis in such share and the fair market value of the Yahoo! Delaware capital stock received in exchange therefor. A shareholder's aggregate basis in the Yahoo! Delaware capital stock so received would equal the stock's fair market value, and the shareholder's holding period for such stock would begin the day after the Merger. In addition, in such event Yahoo! California would recognize gain or loss on the transfer of its assets to and assumption of its liabilities by Yahoo! Delaware in the Merger as though it had sold those accounts in a taxable transaction.

    Even if the Merger qualifies as a "reorganization," a shareholder who exchanges Yahoo! California capital stock for Yahoo! Delaware capital stock in the Merger would recognize gain to the extent the shareholder was treated as receiving (actually or constructively) consideration other than Yahoo! Delaware capital stock (commonly known as "boot") in exchange for such shareholder's Yahoo! California capital stock. Such a shareholder's basis in its Yahoo! Delaware capital stock would be reduced by an amount equal to the fair market value of any boot received in the Merger and increased to the extent of any gain recognized in connection therewith. Furthermore, a recipient of Yahoo! Inc. capital stock would recognize gain to the extent such shares were considered to be received in exchange for services or property other than Yahoo! Inc. capital stock. All or a portion of such gain may be taxable as ordinary income.

    State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

REQUIRED VOTE

    Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and Bylaws of Yahoo! Delaware, (ii) the assumption of Yahoo! California's employee benefit plans, stock option plans, stock purchase plans and outstanding stock options and warrants by Yahoo! Delaware and (iii) Yahoo! Delaware's indemnification agreements with its officers and directors in substantially the form attached as APPENDIX E, will require the affirmative vote of holders of a majority of the outstanding common stock of Yahoo! California.

RECOMMENDATION OF THE BOARD

    THE BOARD RECOMMENDS A VOTE FOR THE PROPOSED REINCORPORATION IN THE STATE OF DELAWARE.

                                 PROPOSAL NO. 4
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    Effective February 1, 1996, PricewaterhouseCoopers LLP was engaged as the Company's independent accountants and has been appointed by the Board to continue as the Company's independent accountants for the fiscal year ending December 31, 1999. In the event that ratification of this selection of accountants is not approved by a majority of the shares of common stock voting at the Annual Meeting in person or by proxy, management will review its future selection of accountants.

    A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD

    THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                                 PROPOSAL NO. 5
                        AMENDMENT TO THE 1995 STOCK PLAN


    At the Annual Meeting, the Company's shareholders are being asked to approve an amendment to the Stock Plan to increase the number of shares of common stock reserved for issuance under the Stock Plan by 40,000,000 shares, to an aggregate of 126,000,000 shares. The Board adopted the amendment, subject to shareholder approval at the Annual Meeting. Set forth below is a summary of the principal features of the Stock Plan. The summary, however, does not purport to be a complete description of all the provisions of the Stock Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary at the Company's principal offices at 3420 Central Expressway, Santa Clara, CA 95051.


GENERAL

    The Company believes that long-term equity compensation in the form of stock options is critical in order to attract qualified employees to the Company and to retain and provide incentive to current employees, particularly in light of the increasingly competitive environment for talented personnel. As of March 1, 1999, options to purchase 50,002,448 shares were outstanding under the Stock Plan, 27,190,114 shares had been issued pursuant to the exercise of options granted under such plan and 8,807,438 shares remained available for future grants. The Board believes that the number of shares currently available under the Stock Plan is likely to be insufficient in light of potential continued growth in the Company's operations, including potential increases in the number of employees if and to the extent the Company completes acquisitions of other companies or businesses. For this reason, the Board has determined that it is in the best interests of the Company to increase the number of shares available for issuance under the Stock Plan by 40,000,000 shares.

    Options granted under the Stock Plan may be either "incentive stock options" within the meaning of Section 422 of the Code, or nonstatutory stock options, at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The Board of Directors, at its discretion, may also grant rights to purchase common stock directly, rather than pursuant to stock options, subject to certain restrictions discussed below.

    The Stock Plan is not a tax-qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

    No stock purchase rights have been granted under the Stock Plan. Shares not purchased under an option prior to its expiration will be available for future option grants under the Stock Plan. As of March 1, 1999, the aggregate fair market value of shares subject to outstanding options under the Stock Plan was $8,006,641,986, based upon the closing price of the common stock as reported on the Nasdaq Stock Market on such date. The actual benefits, if any, to the holders of stock options issued under the Stock Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's common stock on the date of exercise and the exercise price of a holder's stock option, as set forth below. As of December 31, 1998, the Named Executive Officers (as defined below under the caption "Executive Officer Compensation and Other Matters") and directors of the Company have received grants under the Stock Plan of options to purchase common stock of the Company as set forth under the heading "Plan Benefits."

PURPOSE

    The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

    The Stock Plan may be administered by the Board of Directors or by a committee of the Board of Directors. The Stock Plan is currently being administered by the Compensation Committee of the Board of Directors. The Compensation Committee, which shall be constituted to satisfy the applicable requirement of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Code Section 162(m), has the exclusive authority to grant stock options and purchase rights and otherwise administer the Stock Plan with respect to the officers and directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Stock Plan.

ELIGIBILITY

    The Stock Plan provides that either incentive stock options or nonstatutory stock options may be granted to employees (including officers and directors) of the Company or any of its subsidiaries or affiliates (including a partnership or limited liability company in which the Company owns any equity interest), provided, however, that employees of an affiliate are not eligible to receive incentive stock options. In addition, the Stock Plan provides that nonstatutory stock options may be granted to consultants (including directors who are not employees of the Company) of the Company or any of its subsidiaries or affiliates. The Board of Directors or the Compensation Committee selects the optionees and determines the number of shares to be subject to each option. In making such determination, a number of factors are taken into account, including the duties and responsibilities of the optionee, the value of the optionee's services to the Company, the optionee's present and potential contribution to the success of the Company, and other relevant factors. As of March 1, 1999, there were approximately 880 employees, officers, consultants and directors eligible to receive grants under the Stock Plan.

    The Stock Plan provides that the maximum number of shares of common stock which may be granted under options to any one employee during any fiscal year shall be 6,000,000, subject to adjustment as provided in the Stock Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS


    Each option is evidenced by a stock option agreement between the Company and the optionee. Under the Stock Plan, as amended, each option is subject to the following additional terms and conditions:


        (a) EXERCISE OF THE OPTION. The Board of Directors or its committee determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of common stock to be purchased and by tendering payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Board of Directors or its committee and specified in the option agreement, and such form of consideration may vary for each option.

        (b) EXERCISE PRICE. The exercise price under the Stock Plan is determined by the Board of Directors or its committee and may not be less than 100 percent of the fair market value of the common stock on the date the option is granted, or 85 percent in the case of nonstatutory stock options granted to optionees who are not "covered employees" under Code
    Section 162(m). The fair market value per share is equal to the closing sale price on the Nasdaq Stock Market on the date of grant. In the case of an incentive stock option granted to an optionee who owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price must not be less than 110 percent of the fair market value on the date of grant.


        (c) TERMINATION OF EMPLOYMENT. If the optionee's employment or consulting relationship (including service as a director) terminates for any reason other than disability or death, options under the Stock Plan may be exercised not later than three months (or such other period of time not less than 30 days nor more than three months in the case of an incentive stock option or not less than 30 days nor more than 12 months in the case of a nonstatutory stock option as is determined by the Board of Directors or its committee, with such determination in the case of an incentive stock option being made at the time of grant) after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event may an option be exercised by any person after the expiration of its term. The Company has entered into agreements with certain officers that provide for acceleration of option vesting under certain circumstances. See "Executive Officer Compensation and Other Matters."


        (d) DISABILITY. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, options may be exercised within twelve months of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.


        (e) DEATH. Under the Stock Plan, if an optionee should die while employed or retained by the Company or during the 30 day period following termination of the optionee's employment or consulting relationship (including service as a director), options may be exercised within 12 months after the date of death (but in no event later than the expiration of its term) to the extent the options would have been exercisable (i) on the date of death, in the case of an optionee who dies while employed or retained by the Company, or (ii) on the date of termination of employment or consulting relationship, in the case of an optionee who dies within 30 days after termination of employment or consulting relationship.

        (f) EXTENSION OF EXERCISE PERIOD. The Stock Plan provides that, notwithstanding the limited periods described above following termination of employment, disability or death of an optionee, the Board of Directors or its committee can extend the period of time for which an option will remain exercisable following termination of an optionee's employment or consulting relationship with the Company. In no event, however, may an option be exercised by any person after its expiration.

        (g) TERMINATION OF OPTIONS. The Stock Plan provides that options granted under the Stock Plan have the term provided in the option agreement. In general, these agreements currently provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

        (h) OPTION NOT TRANSFERABLE. An option is nontransferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death, provided, however, that the Stock Plan permits the Board of Directors or its committee in its discretion to grant transferable nonstatutory stock options that comply with applicable laws.


        (i) ASSUMPTION OR SUBSTITUTION OF OPTIONS. In the event of a merger or consolidation in which the Company is not the surviving entity, the Board of Directors is obligated to either accomplish a substitution or assumption of options or give 30 days notice of the optionee's right to exercise his or her outstanding options as to some or all of the optioned stock at any time within 30 days of such notice.


        (j) OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Board of Directors or its committee.

RESTRICTED STOCK PURCHASE RIGHTS

    The Stock Plan permits the granting of rights to purchase common stock of the Company either alone, in addition to, or in tandem with other awards made by the Company. No such grants have been made to date. Upon the granting of a stock purchase right under the Stock Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of common stock that such person is entitled to purchase, the price to be paid and the time in which such person must accept such offer. The purchase price for stock purchased pursuant to such rights shall not be less than 85 percent of the fair market value of such shares on the date of grant.

    Unless the Administrator of the Stock Plan determines otherwise, the underlying stock purchase agreement for stock purchased pursuant to a stock purchase right granted under the Stock Plan will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability).

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the Stock Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Board of Directors or its committee.

AMENDMENT AND TERMINATION

    The Board of Directors may amend the Stock Plan at any time or may terminate it without approval of the shareholders, provided however, that shareholder approval is required for any amendment to the Stock Plan that increases the number of shares that may be issued under the Stock Plan, modifies the standards of eligibility, modifies the limitation on grants to employees described in the Stock Plan or results in other changes which would require shareholder approval to qualify options granted under the Stock Plan as performance-based compensation under Section 162(m) of the Code. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Stock Plan. The Stock Plan shall terminate in May 2005, provided that any options then outstanding under the Stock Plan shall remain outstanding until they expire by their terms.

PLAN BENEFITS

    The Company cannot currently determine the number of shares subject to options that may be granted in the future to executive officers, directors and employees under the Stock Plan. The following table sets forth information with respect to the stock options granted from January 1, 1998 through December 31, 1998 to the Named Executive Officers, all current executive officers as a group and all employees and consultants (including all current officers who are not executive officers) as a group under the Stock Plan. No additional stock options were granted to the Named Executive Officers after December 31, 1998 and prior to the date of this Proxy Statement.

                                                                       NUMBER OF SHARES SUBJECT
                                                                                  TO              WEIGHTED AVERAGE
                                                                        OPTIONS GRANTED UNDER      EXERCISE PRICE
                                NAME                                        THE STOCK PLAN            PER SHARE
--------------------------------------------------------------------  --------------------------  -----------------
Timothy Koogle......................................................              550,000             $   99.00

Jeffrey Mallett.....................................................              410,000             $   88.12

Gary Valenzuela.....................................................              120,000             $   99.00

Farzad Nazem........................................................              220,000             $   78.72

Anil Singh..........................................................              340,000             $   92.44

All current executive officers as a group (7 persons)...............            1,640,000             $   92.20

All current directors (other than executive officers) as a group (3
  persons)..........................................................                    0                     0

All employees and consultants (including all current officers who
  are not executive officers) as a group (826 persons)..............           17,564,060             $   52.39

FEDERAL INCOME TAX ASPECTS OF THE STOCK PLAN

    Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code, or nonstatutory stock options.

    The recipient of an incentive stock option does not incur ordinary taxable income at the time of grant or exercise of the option. However, the optionee may incur alternative minimum tax upon exercise of the option. The Company is not entitled to a tax deduction at the time of exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least one year after receipt of the shares by the optionee and two years after grant of the incentive stock option, any gain is treated as long-term capital gain. If these holding periods are not satisfied, the optionee recognizes ordinary taxable income equal to the difference between the exercise price, and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. In turn, the Company is entitled to a tax deduction for the amount of the ordinary income recognized by the optionee. Any gain to the optionee in excess of the ordinary income from a disposition which does not meet the statutory holding period requirements, is long-term capital gain if the sale occurs more than one year after exercise or short-term capital gain if the sale occurs within one year after the exercise. The current federal tax rate on long-term capital gain is capped at 20%. Capital losses may be netted against capital gains. Net capital losses up to $3,000 annually may offset ordinary and other income.


    Options which do not qualify as incentive stock options are nonstatutory stock options. An optionee does not recognize taxable income at the time of grant of a nonstatutory stock option. However, upon exercise, the optionee does recognize ordinary taxable income equal to the excess of the fair market value of the shares at time of exercise over the exercise price. The income recognized by an optionee who is also an employee of the Company is subject to income tax withholding. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's tax basis (exercise price plus the income recognized upon exercise) is treated as capital gain or loss.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the Company's common stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the proposed amendment of the Stock Plan.

RECOMMENDATION OF THE BOARD

    THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE STOCK PLAN AS DESCRIBED ABOVE.

                                 PROPOSAL NO. 6
                 AMENDMENT OF 1996 DIRECTORS' STOCK OPTION PLAN


    At the Annual Meeting, the Company's shareholders are being asked to approve the amendment of the Directors' Plan in order to revise the four-year vesting schedule with respect to the ANNUAL option grants issued to non-employee directors thereunder such that 25% of the granted options shall vest on the one-year anniversary of the date of grant, with the remaining options to vest in equal monthly installments over the 36-month period thereafter. The Board adopted the amendment, subject to shareholder approval at the Annual Meeting. If approved by the shareholders, this amendment will first become effective with respect to the annual option grants granted on the date of the Company's 2000 Annual Meeting of Shareholders. Set forth below is a summary of the principal features of the Directors' Plan, including certain other amendments adopted by the Board which did not require shareholder approval as they reduce certain benefits under the Directors' Plan. The summary, however, does not purport to be a complete description of all the provisions of the Directors' Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary at the Company's principal offices at 3420 Central Expressway, Santa Clara, CA 95051.


GENERAL

    The Directors' Plan was adopted by the Board of Directors in March 1996 and the Board has reserved a total of 1,200,000 shares of Common Stock for issuance thereunder.


    The Directors' Plan provides for the grant of nonstatutory stock options to non-employee directors of the Company. It is designed to work automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the Company's Board of Directors.

PURPOSE

    The purpose of the Directors' Plan is to provide an incentive for directors to continue to serve the Company as directors and to assist the Company in recruiting highly qualified individuals when vacancies occur on the Board of Directors.

GRANT AND EXERCISE OF OPTION


    The Directors' Plan provides that each person who becomes a non-employee director after the effective date of the Directors' Plan shall be automatically granted an initial option to purchase 50,000 shares of common stock on the date on which such person first becomes a non-employee director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy. The Board recently amended the Directors' Plan to revise this initial option grant from 240,000 shares of common stock to 50,000 shares of common stock. The Directors' Plan also provides that a subsequent option to purchase 30,000 shares of common stock is automatically granted to each non-employee director on the date of each annual meeting of the shareholders after which the director remains on the Board, provided that on that date the non-employee director has served on the Board of Directors for at least six months. The Board recently amended the Directors' Plan to revise this annual option grant from 30,000 shares of common stock, to 20,000 shares of common stock, effective at the date of the Company's 2000 Annual Meeting of Shareholders.



    The Directors' Plan provides for neither a maximum nor a minimum number of shares subject to options that may be granted to any one non-employee director, but does provide for the number of shares that may be included in any grant and the method of making a grant. No option granted under the Directors' Plan is transferable by the optionee other than by will or the laws of descent or distribution or pursuant to the terms of a qualified domestic relations order (as defined by the Code), and each option is exercisable, during the lifetime of the optionee, only by such optionee.



    The Directors' Plan currently provides that each INITIAL option granted thereunder becomes exercisable in installments cumulatively as to 1/48 of the shares subject to the initial option at the end of each month following the date of grant of the initial option, and as to 100% of the shares subject to the subsequent ANNUAL options on the fourth anniversary of the date of grant of such options. The amendment proposed hereby would alter the vesting schedule for the ANNUAL option grants, commencing with the options granted on the date of the Company's 2000 Annual Meeting of Shareholders, so that 25% of such options will vest on the one-year anniversary of the date of grant, with the remaining options to vest in equal monthly installments over the 36-month period thereafter. The options remain exercisable for up to 90 days following the optionee's termination of service as a director of the Company, unless such termination is a result of disability, in which case the options remain exercisable for a six-month period (or such other period of time not exceeding 12 months as is determined by the Board of Directors) following the date of such termination, or death, in which case the options remain exercisable by the inheritor of such options (and, as determined by the Board, continue to vest) for a six-month period following the date of death. In the event that an optionee dies within three months after termination of service as a director, the option may be exercised by the inheritor of such option at any time within six months of the date of the optionee's death. Notwithstanding the foregoing, in no event may an option be exercised after the expiration of its term.


EXERCISE PRICE AND TERM OF OPTIONS

    The exercise price of all stock options granted under the Directors' Plan shall be equal to the fair market value of a share of the Company's common stock on the date of grant of the option, which is defined to be the closing sale price of the Company's common stock on the Nasdaq Stock Market on the date of grant. Options granted under the Directors' Plan have a term of ten years.

PLAN BENEFITS


    The following table sets forth information with respect to the stock options granted to the non-employee directors of the Company (3 persons) as of March 1, 1999. As discussed above, the executive officers of the Company and the employees of the Company are not eligible for grants under the Directors' Plan.


                                                    NUMBER OF SHARES SUBJECT   WEIGHTED AVERAGE
                                                    TO OPTIONS GRANTED UNDER    EXERCISE PRICE
DIRECTOR                                               THE DIRECTORS' PLAN         PER SHARE
--------------------------------------------------  -------------------------  -----------------
Eric Hippeau......................................             60,000              $   18.03
Arthur H. Kern....................................             60,000              $   18.03
Michael Moritz....................................             60,000              $   18.03

MERGER OR SALE OF ASSETS


    In the event of the dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, each non-employee director shall have a reasonable time within which to exercise the option, including any part of the option that would not otherwise be exercisable, prior to the effectiveness of such dissolution, liquidation, sale, merger or reorganization, at the end of which time the option shall terminate, or shall receive a substitute option with comparable terms, as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such dissolution, liquidation, sale, merger, consolidation or reorganization.



ADJUSTMENTS UPON CHANGES IN CAPITALIZATION



    In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option and the number of shares available for issuance under the Directors' Plan.


AMENDMENT AND TERMINATION


    The Board of Directors may at any time amend or terminate the Directors' Plan, except that such termination cannot affect options previously granted without the agreement of any optionee so affected and provided that shareholder approval for amendment to the Directors' Plan must be obtained to the extent required by applicable law. Notwithstanding the foregoing, the provisions regarding the grant of options under the Directors' Plan may be amended only once in any six-month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.


    If not terminated earlier, the Directors' Plan will expire in 2006.

FEDERAL INCOME TAX ASPECTS OF DIRECTORS' PLAN

    The following is a brief summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside. The Company advises all eligible directors to consult their own tax advisors concerning tax implications of option grants and exercises and the disposition of stock acquired upon such exercises under the Directors' Plan.


    Options granted under the Directors' Plan are nonstatutory stock options. An optionee does not recognize taxable income at the time of grant of a nonstatutory stock option. However upon its exercise, the optionee does recognize ordinary taxable income equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's tax basis (exercise price plus the income recognized upon exercise) will be treated as capital gain or loss, and will be long-term capital gain if the optionee has held the shares more than one year. The current federal income tax rate on long-term capital gain is capped at 20%. Capital losses may be netted against capital gains. Net capital losses up to $3,000 annually may offset ordinary and other income. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory stock option.


REQUIRED VOTE

    The affirmative vote of the holders of a majority of the Company's common stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the proposed amendment of the Directors' Plan.

RECOMMENDATION OF THE BOARD

    THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE DIRECTORS' PLAN AS SET FORTH ABOVE.

                 INFORMATION REGARDING BENEFICIAL OWNERSHIP OF
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

    The following table sets forth certain information with respect to beneficial ownership of the Company's common stock as of March 1, 1999, (i) by each person known by the Company to own beneficially more than five percent of the outstanding shares of the Company's common stock, (ii) by each director and Named Executive Officer (as defined below) of the Company who beneficially owns shares of common stock and (iii) by all directors and executive officers of the Company as a group.

                                                                                      AMOUNT AND
                                                                                      NATURE OF      PERCENT OF
                                                                                      BENEFICIAL    COMMON STOCK
BENEFICIAL OWNER                                                                     OWNERSHIP(1)  OUTSTANDING(2)
-----------------------------------------------------------------------------------  ------------  ---------------
SOFTBANK(3)........................................................................   56,265,128          27.8%
300 Delaware Avenue, Suite 900
Wilmington, DE 19801
David Filo.........................................................................   23,417,896          11.6%
  c/o Yahoo! Inc.
3420 Central Expressway
Santa Clara, CA 95051
Jerry Yang.........................................................................   22,817,206          11.3%
  c/o Yahoo! Inc.
3420 Central Expressway
Santa Clara, CA 95051
Michael Moritz(4)..................................................................      859,308          *
  c/o Sequoia Capital
3000 Sand Hill Road
Suite 280, Bldg. 4
Menlo Park, CA 94025
Timothy Koogle(5)..................................................................    4,054,797           2.0%
  c/o Yahoo! Inc.
3420 Central Expressway
Santa Clara, CA 95051
Farzad Nazem(6)....................................................................    1,696,059          *
  c/o Yahoo! Inc.
3420 Central Expressway
Santa Clara, CA 95051
Jeffrey Mallett(7).................................................................    1,091,804          *
  c/o Yahoo! Inc.
3420 Central Expressway
Santa Clara, CA 95051
Arthur H. Kern(8)..................................................................      356,020          *
  c/o Yahoo! Inc.
3420 Central Expressway
Santa Clara, CA 95051
Gary Valenzuela(9).................................................................      488,848          *
  c/o Yahoo! Inc.
3420 Central Expressway
Santa Clara, CA 95051
Eric Hippeau(10)...................................................................      144,000          *
  Ziff-Davis Inc.
One Park Avenue
New York, NY 10016
Anil Singh(11).....................................................................      132,817          *
  c/o Yahoo! Inc.
3420 Central Expressway
Santa Clara, CA 95051
All directors and executive officers as a group (10 persons)(12)...................   55,058,755          26.3%

--------------------------

*   Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are exercisable within 60 days of March 1, 1999 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder's name.

(2) Based on 202,325,813 shares of common stock outstanding on March 1, 1999.


(3) SOFTBANK is a wholly owned subsidiary of SOFTBANK Holdings Inc. ("SOFTBANK Holdings"), which is wholly owned by SOFTBANK Corp. Masayoshi Son is the President and Chief Executive Officer of and owns approximately 43.3% interest in SOFTBANK Corp. Accordingly, securities owned by SOFTBANK may be regarded as being beneficially owned by SOFTBANK Holdings; securities owned by SOFTBANK Holdings may be regarded as being beneficially owned by SOFTBANK Corp. and securities owned by SOFTBANK Corp. may be regarded as being beneficially owned by Mr. Son. On December 13, 1996, SOFTBANK Holdings granted an option to purchase 240,000 shares of common stock (the "Option"), which currently are owned by SOFTBANK, to Mr. Hippeau at a purchase price per share of $3.3125. 20% of the Option shares vest and become exercisable in five annual equal installments beginning April 1, 1997. Mr. Hippeau disclaims beneficial ownership of all shares owned by SOFTBANK, except those shares under the Option which are exercisable within 60 days of March 1, 1999 (i.e., April 30, 1999).


(4) Represents 3,381 shares held by Mr. Moritz, 54,954 shares held by Sequoia Capital VI ("Sequoia Capital"), 816 shares held by Sequoia Technology Partners VI ("Sequoia Technology") and 800,157 shares held by the Maximus Trust, of which Mr. Moritz is a trustee. Mr. Moritz, as general partner of each of Sequoia Capital and Sequoia Technology, may be deemed to beneficially own such shares, although Mr. Moritz disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

(5) Includes 3,654,563 shares issuable upon exercise of options exercisable within 60 days of March 1, 1999 under the Company's 1995 Stock Plan.

(6) Includes 1,682,261 shares issuable upon exercise of options exercisable within 60 days of March 1, 1999 under the Company's 1995 Stock Plan.

(7) Includes 1,084,164 shares issuable upon exercise of options exercisable within 60 days of March 1, 1999 under the Company's 1995 Stock Plan.

(8) Represents 356,020 shares issuable upon exercise of an option exercisable within 60 days of March 1, 1999 under the Company's 1995 Stock Plan.

(9) Includes 118,806 shares issuable upon exercise of options exercisable within 60 days of March 1, 1999 under the Company's 1995 Stock Plan.


(10) Represents 144,000 shares issuable upon exercise of an option exercisable within 60 days of March 1, 1999, which option was granted by SOFTBANK Holdings. See footnote 3 above. Mr. Hippeau serves as Chairman and Chief Executive Officer of Ziff-Davis, which is majority owned by SOFTBANK.


(11) Includes 57,115 shares issuable upon exercise of options exercisable within 60 days of March 1, 1999 under the Company's 1995 Stock Plan.

(12) Includes 855,927 shares held by entities affiliated with Mr. Moritz, a director of the Company, as described in footnote 4 above, as to which Mr. Moritz disclaims beneficial ownership except to the extent of his pecuniary interest and 3,381 shares held directly by Mr. Moritz. Also includes 6,952,929 shares issuable upon exercise, by certain directors and executive officers, of options exercisable within 60 days of March 1, 1999 under the Company's 1995 Stock Plan. Does not include 56,265,128 shares held by SOFTBANK, which owns approximately 69.9% of the outstanding stock of Ziff-Davis, of which Eric Hippeau, a director of the Company, is Chairman and Chief Executive Officer.

                EXECUTIVE OFFICER COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning compensation of (i) the Company's Chief Executive Officer and (ii) the four other most highly compensated executive officers of the Company serving at December 31, 1998 (collectively, the "Named Executive Officers").

                                                                                                       LONG-TERM
                                                                                                     COMPENSATION
                                                                                                        AWARDS
                                                                     ANNUAL COMPENSATION             -------------
                                                          -----------------------------------------   SECURITIES       ALL OTHER
                                                                                    OTHER ANNUAL      UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION                                 YEAR      SALARY($)    COMPENSATION($)    OPTIONS(#)        ($)(1)
--------------------------------------------------------  ---------  -----------  -----------------  -------------  ---------------
Timothy Koogle..........................................       1998     195,000              --           550,000            870
  President and Chief Executive Officer                        1997     165,000              --           500,000            887
  (Beginning January 1999, Mr. Koogle will                     1996     150,000              --           480,000            870
  serve as Chairman and Chief Executive Officer)

Jeffrey Mallett.........................................       1998     185,000              --           410,000            270
  Chief Operating Officer (Beginning                           1997     150,000              --           320,000            270
  January 1999, Mr. Mallett will serve as                      1996     125,000              --           270,000            216
  President and Chief Operating Officer)

Gary Valenzuela(2)......................................       1998     170,000              --           120,000          3,010
  Senior Vice President, Finance                               1997     145,000              --           240,000          2,865
  and Administration, and Chief                                1996     123,750              --         2,610,000          1,547
  Financial Officer

Farzad Nazem(3).........................................       1998     175,000              --           220,000          2,830
  Senior Vice President, Product                               1997     145,000              --           280,000          2,692
  Development and Operations, and Chief                        1996     101,770              --         2,850,000          3,574
  Technology Officer

Anil Singh(4)...........................................       1998     175,000          75,000(5)        340,000          3,010
  Vice President, Advertising Sales                            1997     137,533          43,750(5)        100,000          2,656
                                                               1996      75,480          43,750(5)        210,000          1,707

------------------------

(1) Represents premiums paid for Group Term Life Insurance for each of the executive officers, except that for Messrs. Valenzuela, Singh and Nazem, the amounts also include Company contributions under the Company's 401(k) Plan of $2,500 for each such executive officer in 1998, $2,375 for each such executive officer in 1997 and $1,305, $1,575 and $3,356, respectively, in 1996.

(2) Mr. Valenzuela joined the Company in February 1996.

(3) Mr. Nazem joined the Company in March 1996.

(4) Mr. Singh became an executive officer of the Company in December 1996.

(5) Consists of advertising sales commissions.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides certain information with respect to stock options granted to the Named Executive Officers during the year ended December 31, 1998. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the options based on assumed annual compounded rates of stock price appreciation during the option term.

                                            INDIVIDUAL GRANTS(1)
                                    -------------------------------------
                                                 PERCENT OF                                POTENTIAL REALIZABLE
                                                    TOTAL                                VALUE AT ASSUMED ANNUAL
                                     NUMBER OF     OPTIONS     EXERCISE                    RATES OF STOCK PRICE
                                    SECURITIES   GRANTED TO    PRICE OR                  APPRECIATION FOR OPTION
                                    UNDERLYING    EMPLOYEES    BASE DATE                         TERM(2)
                                      OPTIONS     IN FISCAL    PER SHARE    EXPIRATION   ------------------------
NAME                                GRANTED(#)   YEAR(%)(3)     ($/SH)         DATE         5%($)       10%($)
----------------------------------  -----------  -----------  -----------  ------------  -----------  -----------
Timothy Koogle....................     550,000        2.88%       99.000     12/15/2008   34,243,312   86,779,277

Jeffrey Mallett...................      80,000        0.42%       43.219     07/02/2008    2,174,403    5,510,365
                                       330,000        1.73%       99.000     12/15/2008   20,545,987   52,067,566

Gary Valenzuela...................     120,000        0.63%       99.000     12/15/2008    7,471,268   18,933,660

Farzad Nazem......................      80,000        0.42%       43.219     07/02/2008    2,174,403    5,510,365
                                       140,000        0.73%       99.000     12/15/2008    8,716,480   22,089,270

Anil Singh........................      40,000        0.21%       43.219     07/02/2008    1,087,202    2,755,182
                                       300,000        1.57%       99.000     12/15/2008   18,678,170   47,334,151

--------------------------

(1) Options vest ratably on an annual basis over four years. The options have a ten-year term, but are subject to earlier termination in connection with termination of employment. In the event of certain change-in-control transactions, options held by Messrs. Koogle, Mallett, Valenzuela and Nazem shall be exercisable to the extent of the number of shares that would otherwise vest if such officers remained employed by the Company or its successor for two years after the effective date of the transaction, subject to certain conditions, including the optionee's acceptance of a comparable two-year employment contract with the acquiring party and certain non-competition agreements.

(2) The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionee's continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(3) The Company granted stock options representing 19,117,310 shares to employees in the last fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
  VALUES

    The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the year ended December 31, 1998 and the fiscal year-end value of unexercised options held by the Named Executive Officers.

                                            VALUE          NUMBER OF SECURITIES
                                          REALIZED        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                          NUMBER OF     (MARKET PRICE       OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS
                            SHARES       AT EXERCISE           YEAR-END(#)             AT FISCAL YEAR-END($)(1)
                         ACQUIRED ON    LESS EXERCISE  ----------------------------  ----------------------------
NAME                     EXERCISE(#)      PRICE)($)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------  --------------  -------------  -------------  -------------  -------------  -------------
Timothy Koogle........       253,070       7,317,509      3,060,162      2,062,456     360,160,987    184,152,811
Jeffrey Mallett.......       680,000      15,462,945        884,998      1,535,006     103,382,379    142,105,224
Gary Valenzuela.......       707,572      16,395,197        257,516      1,104,912      29,643,221    116,179,016
Farzad Nazem..........       240,000       4,277,965      1,510,000      1,360,004     176,089,999    139,712,031
Anil Singh............       236,932       4,095,478        211,956        726,104      24,658,371     53,253,526

------------------------

(1) Value is based on the $118.46875 per share closing price of the Company's common stock on the Nasdaq Stock Market on December 31, 1998, less the exercise price.


    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH WHICH FOLLOWS SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.


                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

    Three non-employee members of the Company's Board of Directors, Eric Hippeau, Arthur H. Kern and Michael Moritz, serve as the Compensation Committee of the Board. The Compensation Committee reviews, recommends and approves changes to the Company's compensation policies and benefits programs, administers the Company's stock option plans, including approving stock option grants, and otherwise seeks to ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. Compensation determinations for executive officers who are subject to the provisions of Internal Revenue Code 162(m) are independently reviewed and approved by the Executive Officer Compensation Subcommittee, which consists of Messrs. Kern and Moritz.

COMPENSATION PHILOSOPHY AND REVIEW

    The Company's compensation philosophy for executive officers serves two principal purposes: (i) to provide a total compensation package for officers that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish the Company's business objectives and
(ii) to directly link compensation to improvements in Company performance and increases in shareholder value as measured principally by the trading price of the Company's common stock.

    In determining compensation levels for 1999, the Compensation Committee obtained survey information from a third-party consultant with respect to cash compensation and stock option grants to similarly situated officers of high technology companies of comparable size and market capitalization. The Compensation Committee also relied upon publicly available compensation information and informal survey information obtained by management with respect to other Internet-related companies. The Compensation Committee did not determine it necessary to, and did not attempt to, specifically analyze compensation levels at companies included in the index under the caption, "Performance Graph."

ELEMENTS OF EXECUTIVE OFFICER COMPENSATION

    The Company's executive compensation consists primarily of salary, health insurance and similar benefits, and the award of stock options. The Company emphasizes the award of stock options and to date the Company has not made use of cash incentive bonuses. The Compensation Committee believes that in the highly competitive, emerging markets in which the Company operates, equity-based compensation provides the greatest incentive for outstanding executive performance and the greatest alignment of management and shareholder long-term interests.

    OFFICER SALARIES. The Compensation Committee reviews each senior executive officer's salary annually. In determining the appropriate salary levels, the Compensation Committee considers, among other factors, the officer's scope of responsibility, prior experience, past accomplishments, and data on prevailing compensation levels in relevant markets for executive talent. Based on the findings of the compensation review discussed earlier, the Compensation Committee has approved salary increases for certain executive officers effective for fiscal 1999 which the Compensation Committee believes appropriately reflect the increase in the level of the Company's operations and officer responsibility, officer performance and compensation levels for comparable companies considered by the Compensation Committee.

    The Compensation Committee increased the salary of Mr. Koogle from $195,000 to $290,000 effective as of January 1, 1999, based upon, among other factors, the Compensation Committee's positive assessment of Mr. Koogle's performance during 1998 and his increased responsibilities associated with the rapid recent growth in the Company's operations. In reviewing Mr. Koogle's performance, the Compensation Committee noted in particular a number of Company achievements during 1998, including the sequential increases in quarterly revenues, the completion of a number of significant strategic acquisitions, business alliances and relationships, the successful launch of several additional online media properties, and the successful recruiting and hiring of other key employees. The Compensation Committee also increased the salary levels of several of the other members of the Company's senior management team effective January 1, 1999. In general, these increases were consistent with Mr. Koogle's increase, and were based upon a similar analysis of the officers' increased responsibility and positive performance assessments.

    The Compensation Committee believes that the base salary levels of the executive officers, including Mr. Koogle, are at or below the median of base salary levels for comparable companies considered in the survey data and informal information reviewed by the Compensation Committee. The Compensation Committee believes this is appropriate in light of the Company's emphasis on long-term equity compensation.

    STOCK OPTION GRANTS. As noted above, the Company has relied substantially on long-term equity compensation as the principal means of compensating and incentivizing its executive officers. It is the Company's practice to set option exercise prices for officers at not less than 100% of the stock fair market value on the date of grant. Thus, the value of the shareholders' investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of ten years. Options granted to executive officers generally provide that they are not exercisable until one year after the date of grant, at which time they become exercisable on a cumulative basis at a maximum annual rate of 25% of the total number of shares underlying the option grant.

    In determining the size of the stock option grants, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and the number of shares owned by the officer or which continue to be subject to vesting under outstanding options. In addition, the Compensation Committee examines the level of equity incentives held by each officer relative to the other officers' equity positions and their tenure, responsibilities, experience, and value to the Company. As part of the annual compensation review at the end of 1998, the third consecutive year of the review, the Compensation Committee approved the grant of options to Mr. Koogle for an additional 550,000 shares of the Company's common stock, reflecting Mr. Koogle's successful achievement of the business objectives described above. The Compensation

Committee granted all executive officers as a group (including Mr. Koogle) additional options to purchase an aggregate of 1,790,000 shares of the Company's common stock. The options granted are commensurate and consistent with both performance and past grants.

    The Company has entered into agreements with each of Messrs. Koogle, Mallett, Valenzuela and Nazem, that provide, in the event of certain change-in-control transactions, for the acceleration of options held by such officers whereby each such option shall be exercisable to the extent of the number of shares that would otherwise vest if the officer remained employed by the Company or its successor for two years after the effective date of the transaction, subject to certain conditions, including the optionee's acceptance of a comparable two-year employment contract with the acquiring party and certain non-competition agreements. The Company otherwise does not have any employment agreements with any of the executive officers.


    Because of the Company's rapid personnel growth and potential additional growth that may result from acquisitions of other companies and businesses, the Board of Directors has approved an amendment to increase by an aggregate of 40,000,000 shares, the number of shares of common stock that may be issued pursuant to the exercise of options granted under the Company's 1995 Stock Plan. The Company is seeking approval of this amendment by the shareholders at the Annual Meeting. See "Proposal No. 5, Amendment to the 1995 Stock Plan."


    POLICY ON DEDUCTIBILITY OF COMPENSATION

    Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to the Chief Executive Officer and any other of its four most highly compensated executive officers. However, compensation which qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by shareholders.

    The Compensation Committee does not presently expect total cash compensation payable for salaries to exceed the $1 million limit for any individual executive. Having considered the requirements of Section 162(m), the Compensation Committee believes that stock option grants to date meet the requirement that such grants be "performance-based" and are, therefore, exempt from the limitations on deductibility. The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company's cash compensation programs, but intends to retain the flexibility necessary to provide total cash compensation in line with competitive practice, the Company's compensation philosophy, and the Company's best interests.

                                          By the Compensation Committee
                                          of the Board of Directors,

                                          Eric Hippeau
                                          Arthur H. Kern
                                          Michael Moritz

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    There are currently no employee directors serving on the Compensation Committee. The following non-employee directors serve on the Compensation
Committee: Eric Hippeau, Arthur H. Kern and Michael Moritz.

    Mr. Hippeau is also Chairman and Chief Executive Officer of Ziff-Davis, which is majority owned by SOFTBANK, a principal shareholder of the Company. The Company has entered into the following transactions with SOFTBANK or its affiliates during the fiscal year ended December 31, 1998:


        In October 1998, SOFTBANK Ventures, Inc., an entity owned by SOFTBANK Corp., acquired 91,502 shares of the Company's common stock (along with a warrant to purchase an additional 13,998 shares of the Company's common stock) in connection with the Company's acquisition of Yoyodyne Entertainment, Inc. ("Yoyodyne"), a company of which SOFTBANK Ventures, Inc. was a stockholder.


        In July 1998, SOFTBANK Holdings acquired 5,453,760 newly issued shares of Yahoo! common stock for an aggregate purchase price of approximately $250 million through a private placement. The shares purchased by SOFTBANK Holdings are subject to a pre-existing agreement, entered into in 1996, that prohibits SOFTBANK Holdings from purchasing additional shares of the Company's capital stock if such purchase would result in SOFTBANK Holdings owning more than 35% of the Company's capital stock (assuming exercise of all outstanding options and warrants to purchase capital stock). On December 31, 1998, SOFTBANK Holdings transferred these shares to SOFTBANK.


        In December 1997 and in January 1998, the Company and SOFTBANK Holdings purchased shares of capital stock of GeoCities, a provider of free Web home page and community services, from GeoCities and certain shareholders of GeoCities. The Company's total investment in GeoCities equity was approximately $5 million which was paid for with newly-issued Yahoo! common stock and represents a minority interest in GeoCities. SOFTBANK Holdings acquired approximately $51 million in equity of GeoCities through a combination of an exchange of Yahoo! common stock and cash proceeds from sales of some Yahoo! common stock in the open market. This investment by SOFTBANK Holdings followed a prior minority investment in GeoCities by a SOFTBANK venture affiliate. Mr. Hippeau serves on the Board of Directors of GeoCities. The Company registered the resale of all shares of the Company's common stock acquired by GeoCities and GeoCities shareholders in the transaction, including the shares of the Company's common stock transferred by SOFTBANK Holdings to GeoCities and the shareholders of GeoCities in the transaction. On December 31, 1998, SOFTBANK Holdings transferred 7,056,086 shares of GeoCities stock to SOFTBANK. In January 1999, the Company announced the signing of a definitive agreement to acquire GeoCities, which is expected to be completed in the second quarter of 1999, subject to certain conditions, regulatory approvals and approval by GeoCities stockholders. Upon completion of the acquisition, SOFTBANK and certain related entities will receive an aggregate of approximately 6,045,488 shares of Yahoo! common stock in exchange for their GeoCities stock.



        In April 1996, the Company and SOFTBANK Corp. signed a joint venture agreement whereby Yahoo! Japan Corporation was formed to develop and operate a version of the Yahoo! Internet Guide localized for Japan. SOFTBANK Corp. owns 51% and the Company owns 34% of the equity of the joint venture. The Company has licensed certain elements of the Yahoo! Internet Guide to the joint venture on an exclusive basis in exchange for certain license fees. During 1998, the Company received payments totaling $290,000 under this agreement.


        In 1996, the Company entered into an agreement with SOFTBANK Holdings under which SOFTBANK Holdings agreed to purchase $2,000,000 of advertising on the Company's online properties during 1996 and annually for four years thereafter. Under this arrangement, and other similar agreements with SOFTBANK Holdings or its affiliates, SOFTBANK Holdings and its affiliates purchased an aggregate of approximately $9,900,000 of advertising from the Company in 1998, at rates that are comparable to those offered to other major customers.

        In 1995, the Company and Ziff-Davis entered into an agreement relating to the development and publication of certain print and online properties under the "Yahoo!" brand. Under this agreement, the Company recognized publication revenues of approximately $170,000 in 1998.


    Mr. Moritz is a general partner of Sequoia Capital and Sequoia Technology (collectively, the "Sequoia Funds"), which are shareholders of the Company. SOFTBANK Holdings and an entity affiliated with the Sequoia Funds are investors in GlobalCenter. In February 1998, GlobalCenter was acquired by Frontier. Mr. Moritz was, prior to the acquisition, a director of GlobalCenter. Mr. Hippeau is a director of Frontier. During 1998, the Company paid Frontier/GlobalCenter approximately $2.7 million for Internet access and hosting services.



    An entity affiliated with the Sequoia Funds is a shareholder of Chip Shot Golf Corporation ("Chip Shot") and PlanetRx, Inc. ("PlanetRx"). Mr. Moritz serves as a director of PlanetRx. In December 1998, the Company entered into an agreement with Chip Shot, pursuant to which the Company agreed to provide certain advertising and promotional services to Chip Shot in exchange for payment during 1999 of $1,118,000, plus a percentage of Chip Shot revenues in excess of such dollar amount. In March 1999, the Company entered into an agreement with PlanetRx, pursuant to which PlanetRx agreed to purchase an aggregate of $1,281,440 of advertising and promotional services from the Company in 1999.


    See Proposal No. 2 "Election of Directors" for a discussion of certain information with respect to all outside directors, including directors serving on the Compensation Committee.

    The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Board has established a policy that requires that all transactions between the Company and its officers, directors and principal shareholders and their affiliates must be approved by a majority of the disinterested members of the Board, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                               PERFORMANCE GRAPH


    The following graph compares, for the period that the Company's common stock has been registered under Section 12 of the Exchange Act (which commenced April 11, 1996), the cumulative total shareholder return for the Company, the NASDAQ Stock Market (U.S. companies) Index (the "NASDAQ Market Index"), and the Hambrecht & Quist Internet Index ("H&Q Internet Index"). Measurement points are April 12, 1996 (the first trading day) and the last trading day of each of the Company's fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998. The graph assumes that $100 was invested on April 12, 1996 in the common stock of the Company, the NASDAQ Market Index and the H&Q Internet Index, and further assumes no payment or reinvestment of dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           YAHOO! INC.   NASDAQ MARKET INDEX    H&Q INTERNET INDEX
4/12/96        $100.00                 $100.00              $100.00
12/31/96       $130.77                 $117.53               $96.11
12/31/97       $799.04                 $142.96              $128.98
12/31/98     $5,467.79                 $199.61              $300.27

                              CERTAIN TRANSACTIONS


    The Company has entered into indemnification agreements with each of its directors and executive officers. The agreements require the Company to indemnify such individuals for certain liabilities to which they may be subject as a result of their affiliation with the Company, to the fullest extent allowed by California law. If the Reincorporation Proposal is approved, the Company will enter into indemnification agreements with each of its directors and executive officers, substantially in the form attached as APPENDIX E hereto.


    Certain other transactions are described under the caption "Compensation Committee Interlocks and Insider Participation."

          SHAREHOLDER PROPOSALS FOR 2000 ANNUAL SHAREHOLDERS' MEETING


    Proposals of shareholders intended to be included in the Company's proxy statement for the Company's 2000 Annual Meeting of Shareholders must be received by Yahoo! Inc., Attn: Secretary at 3420 Central Expressway, Santa Clara, CA 95051, no later than December 11, 1999. If the Company is not notified of a shareholder proposal by 60 days prior to the one-year anniversary of this year's Annual Meeting, then the proxies held by management of the Company provide discretionary authority to vote against such shareholder proposal, even though such proposal is not discussed in the Proxy Statement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's common stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and changes in ownership of the Company's common stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.


    To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 1998, all Reporting Persons complied with all applicable filing requirements, with the following exceptions: Jerry Yang filed a late Form 4 with respect to the sale in February 1998 of 300 shares of the Company's common stock by his wife; and SOFTBANK and/or certain of its affiliates filed a late Form 4 with respect to SOFTBANK Holdings' July 1998 purchase of Company common stock and filed a late Form 4 and a late amended Form 4 with respect to the October 1998 acquisition of Company securities in connection with the Yoyodyne acquisition.


                                 OTHER MATTERS

    The Board knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

    It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, sign and promptly return the accompanying proxy card in the enclosed envelope.

Santa Clara, California
April 9, 1999

                                                                      APPENDIX A

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                                  YAHOO! INC.

    JEFFREY MALLETT and JOHN PLACE certify that:

    1. They are the President and Secretary, respectively, of YAHOO! INC., a California corporation.

    2. The Articles of Incorporation of this corporation are amended and restated to read in their entirety as follows:

                                       I.

    The name of this corporation is YAHOO! INC.

                                      II.

    The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporation Code.

                                      III.

    (a) This corporation is authorized to issue two classes of shares designated "Preferred Stock" and "Common Stock," respectively. The total number of shares which this corporation shall have authority to issue is Nine Hundred Ten Million (910,000,000), par value of $0.00017 per share. The number of shares of Preferred Stock authorized to be issued is Ten Million (10,000,000), and the number of shares of Common Stock authorized to be issued is Nine Hundred Million (900,000,000).

    (b) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in these Articles of Incorporation to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                      IV.

    Shareholders shall not be entitled to cumulate their votes for the election of directors of the corporation.

    This Article IV shall become effective only when the corporation becomes, and only for so long as the corporation remains, a listed corporation within the meaning of Section 301.5 of the California Corporations Code.

                                       V.

    No action shall be taken by the shareholders of the corporation other than at an annual or special meeting of the shareholders, upon due notice and in accordance with the provisions of the corporation's bylaws.

                                      VI.

    Section 1. LIMITATION OF DIRECTORS' LIABILITY. The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

    Section 2. INDEMNIFICATION OF CORPORATE AGENTS. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by such Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation and its shareholders.

    Section 3. REPEAL OR MODIFICATION. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification."

    3. The foregoing amendment and restatement of these Articles of Incorporation has been duly approved by the Board of Directors.

    4. The foregoing amendment was approved by the holders of the requisite number of shares of this corporation in accordance with Sections 902 and 903 of the California General Corporation Law. The total number of outstanding shares
entitled to vote with respect to the foregoing amendment was             shares
of Common Stock. The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required. The percentage vote required was a majority of the outstanding shares of Common Stock. There are no shares of Preferred Stock outstanding.

    We further declare under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing certificate are true of
our own knowledge. Executed at Santa Clara, California on May   , 1999.

                                          --------------------------------------
                                          JEFFREY MALLETT, President and
                                          Chief Operating Officer

                                          --------------------------------------
                                          JOHN PLACE, Secretary

                                                                      APPENDIX B

                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER
                                 OF YAHOO! INC.
                            A DELAWARE CORPORATION,
                                      AND
                                  YAHOO! INC.
                            A CALIFORNIA CORPORATION

    This Agreement and Plan of Merger dated as of             , 1999 (the
"Agreement") is between Yahoo! Inc., a California corporation
("Yahoo!-California"), and Yahoo! Inc., a Delaware corporation
("Yahoo!-Delaware"). Yahoo!-Delaware and Yahoo!-California are sometimes referred to in this Agreement as the "Constituent Corporations."

                                    RECITALS

    A. Yahoo!-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of nine-hundred ten million (910,000,000) shares, each with a par value of $0.001. Of the authorized capital, nine hundred million (900,000,000) shares are designated common stock ("Common Stock") and ten million (10,000,000) shares are designated preferred stock (the "Preferred Stock"). Immediately prior to the effectiveness of this Agreement, 1,000 shares of Yahoo!-Delaware Common Stock were issued and outstanding, all of which are held by Yahoo!-California, and no shares of Preferred Stock were issued and outstanding.

    B. Yahoo!-California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of nine-hundred ten million (910,000,000) shares, each with a par value of $0.00017. Of the authorized capital, nine hundred million (900,000,000) shares are designated common stock ("Common Stock") and ten million (10,000,000) shares are designated preferred stock (the "Preferred Stock"). As of March 1, 1999, 202,325,813 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding.

    C. The Board of Directors of Yahoo!-California has determined that, for the purpose of effecting the reincorporation of Yahoo!-California in the State of Delaware, it is advisable and in the best interests of Yahoo!-California that Yahoo!-California merge with and into Yahoo!-Delaware upon the terms and conditions provided in this Agreement.

    D. The respective Boards of Directors of Yahoo!-Delaware and
Yahoo!-California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

                                   AGREEMENT

    In consideration of the mutual agreements and covenants set forth herein, Yahoo!-Delaware and Yahoo!-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

    1.  MERGER.

    1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Yahoo!-California shall be merged with and into Yahoo!-Delaware (the "Merger"), the separate existence of Yahoo!-California shall cease and Yahoo!-Delaware shall be, and is sometimes referred to below as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Yahoo! Inc.

    1.2 FILING AND EFFECTIVENESS. The Merger shall become effective upon completion of the following actions:

    (a) Adoption and approval of this Agreement and the Merger by the stockholders of each Constituent Corporation in accordance with the applicable requirements of the Delaware General Corporation Law and the California General Corporation Law;

    (b) The satisfaction or waiver of all of the conditions precedent to the consummation of the Merger as specified in this Agreement; and

    (c) The filing with the Secretary of State of Delaware of an executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law.

    The date and time when the Merger becomes effective is referred to in this Agreement as the "Effective Date of the Merger."

    1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Yahoo!-California shall cease and Yahoo!-Delaware, as the Surviving Corporation, (a) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (b) shall be subject to all actions previously taken by its and Yahoo!-California's Board of Directors, (c) shall succeed, without other transfer, to all of the assets, rights, powers and property of Yahoo!-California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (d) shall continue to be subject to all of the debts, liabilities and obligations of Yahoo!-Delaware as constituted immediately prior to the Effective Date of the Merger, and (e) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Yahoo!-California in the same manner as if Yahoo!-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

    2.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

    2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Yahoo!-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.2 BYLAWS. The Bylaws of Yahoo!-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.3 DIRECTORS AND OFFICERS. The directors and officers of Yahoo!-Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

    3.  MANNER OF CONVERSION OF STOCK

    3.1 YAHOO!-CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each one share of Yahoo!-California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, $0.001 par value, of the Surviving Corporation.

    3.2 YAHOO!-CALIFORNIA OPTIONS, WARRANTS STOCK PURCHASE RIGHTS AND CONVERTIBLE SECURITIES.

    (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of Yahoo!-California under Yahoo!-California's 1995 Stock Plan, 1996 Directors' Stock Option Plan, 1996

Employee Stock Purchase Plan and under the Four11 Corporation, Viaweb Inc. and Yoyodyne Entertainment, Inc. stock option plans assumed by Yahoo!-California in connection with Yahoo!-California's acquisition of such corporations and all other employee benefit plans of Yahoo!-California. Each outstanding and unexercised option, warrant, or other right to purchase, or security convertible into, Yahoo!-California Common Stock (a "Right") shall become, subject to the provisions in paragraph (c) hereof, an option, warrant, right to purchase, or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each one share of Yahoo!-California Common Stock, issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Yahoo!-California Right at the Effective Date of the Merger. This paragraph 3.2(a) shall not apply to Yahoo!-California Common Stock. Such Common Stock is subject to paragraph 3.1 hereof.

    (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise or conversion of Rights equal to the number of shares of Yahoo!-California Common Stock so reserved immediately prior to the Effective Date of the Merger.

    (c) The assumed Rights shall not entitle any holder thereof to a fractional share upon exercise or conversion. In lieu thereof, any fractional share interests to which a holder of an assumed Right would otherwise be entitled upon exercise or conversion shall be aggregated (but only with other similar Rights which have the same per share terms). To the extent that after such aggregation, the holder would still be entitled to a fractional share with respect thereto upon exercise or conversion, the holder shall be entitled upon the exercise or conversion of all such assumed Rights pursuant to their terms (as modified herein), to one full share of Common Stock in lieu of such fractional share. With respect to each class of such similar Rights, no holder will be entitled to more than one full share in lieu of a fractional share upon exercise or conversion.

    Notwithstanding the foregoing, with respect to options issued under the Yahoo!-California 1995 Stock Plan, 1996 Directors' Stock Option Plan, 1996 Employee Stock Purchase Plan and under the Four11 Corporation, Viaweb Inc. and Yoyodyne Entertainment, Inc. stock option plans assumed by Yahoo!-California in connection with Yahoo!-California's acquisition of such corporations that are assumed in the Merger, the number of shares of Common Stock to which the holder would be otherwise entitled upon exercise of each such assumed option following the Merger shall be rounded down to the nearest whole number and the exercise price shall be rounded up to the nearest whole cent. In addition, no "additional benefits" (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

    3.3 YAHOO!-DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $0.001 par value, of Yahoo!-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Yahoo!-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.


    3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Yahoo!-California Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the appropriate class and series of the Surviving Corporation's capital stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Yahoo!-California capital stock shall be deemed for all purposes to represent the number of whole shares of the appropriate class and series of the Surviving Corporation's capital stock into which such shares of Yahoo!-California capital stock were converted in the Merger.


    The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of capital stock of the Surviving Corporation represented by such outstanding certificate as provided above.

    Each certificate representing capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Yahoo!-California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

    If any certificate for shares of Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

    4.  GENERAL

    4.1 COVENANTS OF YAHOO!-DELAWARE. Yahoo!-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

    (a) Qualify to do business as a foreign corporation in the State of California and irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

    (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Yahoo! Delaware of all of the franchise tax liabilities of Yahoo!-California; and

    (c) Take such other actions as may be required by the California General Corporation Law.

    4.2 FURTHER ASSURANCES. From time to time, as and when required by Yahoo!-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Yahoo!-California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Yahoo!-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Yahoo!-California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Yahoo!-Delaware are fully authorized in the name and on behalf of Yahoo!-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Yahoo!-California or Yahoo!-Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of Yahoo!-California or by the sole stockholder of Yahoo!-Delaware, or by both.

    4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series of capital stock of such Constituent Corporation.

    4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, Delaware 19801, County of New Castle, and CSC The United States Corporation is the registered agent of the Surviving Corporation at such address.

    4.6 FIRPTA NOTIFICATION.

    (a) On the Effective Date of the Merger, Yahoo!-California shall deliver to Yahoo!-Delaware, as agent for the shareholders of Yahoo!-California, a properly executed statement (the "Statement") in substantially the form attached hereto as Exhibit A. Yahoo!-Delaware shall retain the Statement for a period of not less than seven (7) years and shall, upon request, provide a copy thereof to any person that was a shareholder of Yahoo!-California immediately prior to the Merger. In consequence of the approval of the Merger by the shareholders of Yahoo!-California, (i) such shareholders shall be considered to have requested that the Statement be delivered to Yahoo!-Delaware as their agent and (ii) Yahoo!-Delaware shall be considered to have received a copy of the Statement at the request of the Yahoo!-California shareholders for purposes of satisfying Yahoo!-Delaware's obligations under Treasury Regulation Section 1.1445-2(c)(3).

    (b) Yahoo!-California shall deliver to the Internal Revenue Service a notice regarding the Statement in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2).

    4.7 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 3420 Central Expressway, Santa Clara, California 95051, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

    4.8 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

    4.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                            [Signature Page Follows]

    The undersigned authorized representatives of the Constituent Corporation have executed and acknowledged this Agreement as of the date first set forth above.

                                YAHOO! Inc., a Delaware corporation

                                By:
                                     -----------------------------------------
                                                 Jeffrey A. Mallet,
                                       PRESIDENT AND CHIEF OPERATING OFFICER

                                Yahoo! Inc., a California corporation

                                     -----------------------------------------
                                                Jeffrey A. Mallett,
                                       PRESIDENT AND CHIEF OPERATING OFFICER

                                                                      APPENDIX C

                          CERTIFICATE OF INCORPORATION
                                       OF
                                  YAHOO! INC.

                                   ARTICLE I

    The name of this corporation is Yahoo! Inc. (the "CORPORATION").

                                   ARTICLE II

    The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

                                  ARTICLE III

    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

    (A) Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, "COMMON STOCK" and "PREFERRED STOCK." The total number of shares which the Corporation is authorized to issue is Nine Hundred Ten Million (910,000,000) shares, each with a par value of $0.001 per share. Nine Hundred Million (900,000,000) shares shall be Common Stock and Ten Million (10,000,000) shares shall be Preferred Stock.

    (B) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in this Certificate of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                   ARTICLE V

    The number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors.

                                   ARTICLE VI

    In the election of directors, each holder of shares of any class or series of capital stock of the Corporation shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.

                                  ARTICLE VII

    No action shall be taken by the stockholders of the Corporation other than at an annual or special meeting of the stockholders, upon due notice and in accordance with the provisions of the Corporation's bylaws.

                                  ARTICLE VIII

    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE IX

    The Board of Directors of the Corporation is expressly authorized to make, alter or repeal the Bylaws of the Corporation.


                                   ARTICLE X



    Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.


                                   ARTICLE XI

    (A) To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with the approval of a corporation's stockholders, further reductions in the liability of the Corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

    (B) Any repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

                                  ARTICLE XII


    (A) To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) agents (and any other persons to which Delaware law permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.


    (B) Any repeal or modification of any of the foregoing provisions of this
Article XII shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

                                  ARTICLE XIII

    The name and mailing address of the incorporator are as follows:

       John E. Place
       Yahoo! Inc.
       3420 Central Expressway
       Santa Clara, CA 95051

    Executed at       , California, on        , 1999.

--------------------------------------
John E. Place, Incorporator

                                                                      APPENDIX D

                                     BYLAWS
                                       OF
                                  YAHOO! INC.

                               TABLE OF CONTENTS


                                                                                                                        PAGE
                                                                                                                      ---------
ARTICLE I--CORPORATE OFFICES........................................................................................        D-1

           1.1        Registered Office.............................................................................        D-1
           1.2        Other Offices.................................................................................        D-1

ARTICLE II--MEETINGS OF STOCKHOLDERS................................................................................        D-1

           2.1        Place of Meetings.............................................................................        D-1
           2.2        Annual Meeting................................................................................        D-1
           2.3        Special Meeting...............................................................................        D-2
           2.4        Notice of Stockholder's Meeting; Affidavit of Notice..........................................        D-2
           2.5        Advance Notice of Stockholder Nominees........................................................        D-2
           2.6        Quorum........................................................................................        D-3
           2.7        Adjourned Meeting; Notice.....................................................................        D-3
           2.8        Conduct of Business...........................................................................        D-3
           2.9        Voting........................................................................................        D-3
           2.10       Waiver of Notice..............................................................................        D-4
           2.11       Record Date for Stockholder Notice; Voting....................................................        D-4
           2.12       Proxies.......................................................................................        D-4

ARTICLE III--DIRECTOR...............................................................................................        D-4

           3.1        Powers........................................................................................        D-4
           3.2        Number of Directors...........................................................................        D-5
           3.3        Election, Qualification and Term of Office of Directors.......................................        D-5
           3.4        Resignation and Vacancies.....................................................................        D-5
           3.5        Place of Meetings; Meetings by Telephone......................................................        D-6
           3.6        Regular Meetings..............................................................................        D-6
           3.7        Special Meetings; Notice......................................................................        D-6
           3.8        Quorum........................................................................................        D-6
           3.9        Waiver of Notice..............................................................................        D-6
           3.10       Board Action by Written Consent without a Meeting.............................................        D-7
           3.11       Fees and Compensation of Directors............................................................        D-7
           3.12       Approval of Loans to Officers.................................................................        D-7
           3.13       Removal of Directors..........................................................................        D-7
           3.14       Chairman of the Board of Directors............................................................        D-7

ARTICLE IV--COMMITTEES..............................................................................................        D-7

           4.1        Committees of Directors.......................................................................        D-7
           4.2        Committee Minutes.............................................................................        D-8
           4.3        Meetings and Action of Committees.............................................................        D-8

ARTICLE V--OFFICERS.................................................................................................        D-8

           5.1        Officers......................................................................................        D-8
           5.2        Appointment of Officers.......................................................................        D-9
           5.3        Subordinate Officers..........................................................................        D-9
           5.4        Removal and Resignation of Officers...........................................................        D-9
           5.5        Vacancies in Offices..........................................................................        D-9
           5.6        Chief Executive Officer.......................................................................        D-9
           5.7        President.....................................................................................        D-9

                                                                                                                        PAGE
                                                                                                                      ---------
           5.8        Vice Presidents...............................................................................        D-9
           5.9        Secretary.....................................................................................       D-10
           5.10       Chief Financial Officer.......................................................................       D-10
           5.11       Representation of Shares of Other Corporations................................................       D-10
           5.12       Authority and Duties of Officers..............................................................       D-10

ARTICLE VI-- INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS....................................
                                                                                                                           D-10

           6.1        Indemnification of Directors and Officers.....................................................       D-10
           6.2        Indemnification of Others.....................................................................       D-11
           6.3        Payment of Expenses in Advance................................................................       D-11
           6.4        Indemnity Not Exclusive.......................................................................       D-11
           6.5        Insurance.....................................................................................       D-11
           6.6        Conflicts.....................................................................................       D-11

ARTICLE VII--RECORDS AND REPORTS....................................................................................       D-12

           7.1        Maintenance and Inspection of Records.........................................................       D-12
           7.2        Inspection by Directors.......................................................................       D-12
           7.3        Annual Statement to Stockholders..............................................................       D-12

ARTICLE VIII--GENERAL MATTERS.......................................................................................       D-12

           8.1        Checks........................................................................................       D-12
           8.2        Execution of Corporate Contracts and Instruments..............................................       D-12
           8.3        Stock Certificates; Partly Paid Shares........................................................       D-13
           8.4        Special Designation on Certificates...........................................................       D-13
           8.5        Lost Certificates.............................................................................       D-13
           8.6        Construction; Definitions.....................................................................       D-14
           8.7        Dividends.....................................................................................       D-14
           8.8        Fiscal Year...................................................................................       D-14
           8.9        Seal..........................................................................................       D-14
           8.10       Transfer of Stock.............................................................................       D-14
           8.11       Stock Transfer Agreements.....................................................................       D-14
           8.12       Registered Stockholders.......................................................................       D-14

ARTICLE IX--AMENDMENTS..............................................................................................       D-14

                                     BYLAWS
                                       OF
                                  YAHOO! INC.
                                   ARTICLE I
                               CORPORATE OFFICES

    1.1 REGISTERED OFFICE.

    The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

    1.2 OTHER OFFICES.

    The Board of Directors may at any time establish other offices at any place or places where the Corporation is qualified to do business.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    2.1 PLACE OF MEETINGS.

    Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the Corporation.

    2.2 ANNUAL MEETING.

    (a) The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors. In the absence of such designation, the annual meeting of stockholders shall be held on the third Tuesday of May in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected and any other proper business may be transacted.

    (b) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice with respect to such meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this
Section 2.2, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.2.


    (c) In addition to the requirements of Section 2.5, for nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (b) of this Section 2.2, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such business must be a proper matter for stockholder action under the General Corporation Law of Delaware. To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days prior to or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (B) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

    (d) Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.2. The chairman of the meeting shall determine whether a nomination or any business proposed to be transacted by the stockholders has been properly brought before the meeting and, if any proposed nomination or business has not been properly brought before the meeting, the chairman shall declare that such proposed business or nomination shall not be presented for stockholder action at the meeting.

    (e) For purposes of this Section 2.2, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service.

    (f) Nothing in this Section 2.2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

    2.3 SPECIAL MEETING

    A special meeting of the stockholders may be called at any time by the Board of Directors, or by the chairman of the board, or by the president.

    2.4 NOTICE OF STOCKHOLDER'S MEETINGS; AFFIDAVIT OF NOTICE.

    All notices of meetings of stockholders shall be in writing and shall be sent or otherwise given in accordance with this Section 2.4 of these Bylaws not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting (or such longer or shorter time as is required by Section 2.5 of these Bylaws, if applicable). The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

    Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

    2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES.

    Only persons who are nominated in accordance with the procedures set forth in this Section 2.5 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.5. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 2.5. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

    2.6 QUORUM.

    The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting or (b) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

    2.7 ADJOURNED MEETING; NOTICE.

    When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    2.8 CONDUCT OF BUSINESS.

    The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including the manner of voting and the conduct of business.

    2.9 VOTING.

    (a) The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

    (b) Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

    2.10 WAIVER OF NOTICE.

    Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

    2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING.

    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If the Board of Directors does not so fix a record date:

    (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

    (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    2.12 PROXIES.

    Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by a written proxy, signed by the stockholder and filed with the secretary of the Corporation, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

                                  ARTICLE III
                                   DIRECTORS

    3.1 POWERS.

    Subject to the provisions of the General Corporation Law of Delaware and any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

    3.2 NUMBER OF DIRECTORS.

    Upon the adoption of these Bylaws, the number of directors constituting the entire Board of Directors shall be six. Thereafter, this number may be changed by a resolution of the Board of Directors or of the stockholders, subject to
Section 3.4 of these Bylaws. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

    3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

    Except as provided in Section 3.4 of these Bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

    Elections of directors need not be by written ballot.

    3.4 RESIGNATION AND VACANCIES.

    Any director may resign at any time upon written notice to the attention of the secretary of the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies. A vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the quorum. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

    Unless otherwise provided in the Certificate of Incorporation or these
Bylaws:

    (a) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

    (b) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

    If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

    If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

    3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

    The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

    3.6 REGULAR MEETINGS.

    Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

    3.7 SPECIAL MEETINGS; NOTICE.

    Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

    Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.

    3.8 QUORUM.

    At all meetings of the Board of Directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

    A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

    3.9 WAIVER OF NOTICE.

    Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

    3.10 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. Written consents representing actions taken by the board or committee may be executed by telex, telecopy or other facsimile transmission, and such facsimile shall be valid and binding to the same extent as if it were an original.

    3.11 FEES AND COMPENSATION OF DIRECTORS.

    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. No such compensation shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

    3.12 APPROVAL OF LOANS TO OFFICERS.

    The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this Section 3.2 contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

    3.13 REMOVAL OF DIRECTORS.

    Unless otherwise restricted by statute, by the Certificate of Incorporation or by these Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that if the stockholders of the Corporation are entitled to cumulative voting, if less than the entire Board of Directors is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors.

    No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

    3.14 CHAIRMAN OF THE BOARD OF DIRECTORS.

    The Corporation may also have, at the discretion of the Board of Directors, a chairman of the Board of Directors who shall not be considered an officer of the Corporation.

                                   ARTICLE IV
                                   COMMITTEES

    4.1 COMMITTEES OF DIRECTORS.

    The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), (b) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, (d) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or (e) amend the Bylaws of the Corporation; and, unless the board resolution establishing the committee, the Bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

    4.2 COMMITTEE MINUTES.

    Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

    4.3 MEETINGS AND ACTION OF COMMITTEES.

    Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), and
Section 3.10 (action without a meeting) of these Bylaws, with such changes in the context of such provisions as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                   ARTICLE V
                                    OFFICERS

    5.1 OFFICERS.

    The officers of the Corporation shall be a chief executive officer, a president, a secretary, and a chief financial officer. The Corporation may also have, at the discretion of the Board of Directors, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of
Section 5.3 of these Bylaws. Any number of offices may be held by the same person.

    5.2 APPOINTMENT OF OFFICERS.

    The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these Bylaws, shall be appointed by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

    5.3 SUBORDINATE OFFICERS.

    The Board of Directors may appoint, or empower the chief executive officer or the president to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

    5.4 REMOVAL AND RESIGNATION OF OFFICERS.

    Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

    Any officer may resign at any time by giving written notice to the attention of the secretary of the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

    5.5 VACANCIES IN OFFICES.

    Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

    5.6 CHIEF EXECUTIVE OFFICER.

    Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if any, the chief executive officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the Corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the Board of Directors and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

    5.7 PRESIDENT.

    Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if any, or the chief executive officer, the president shall have general supervision, direction, and control of the business and other officers of the Corporation. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation and such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

    5.8 VICE PRESIDENTS.

    In the absence or disability of the chief executive officer and president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the president or the chairman of the board.

    5.9 SECRETARY.

    The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

    The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

    The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Bylaws. He or she shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

    5.10 CHIEF FINANCIAL OFFICER.

    The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

    The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the president, the chief executive officer, or the directors, upon request, an account of all his or her transactions as chief financial officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

    5.11 REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

    The chairman of the board, the chief executive officer, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board of Directors or the chief executive officer or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

    5.12 AUTHORITY AND DUTIES OF OFFICERS.

    In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors or the stockholders.

                                   ARTICLE VI
      INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS

    6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.1, a "director" or "officer" of the Corporation includes any person (a) who is or was a director or officer of the Corporation, (b) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or
(c) who was a director or officer of a Corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

    6.2 INDEMNIFICATION OF OTHERS.

    The Corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.2, an "employee" or "agent" of the Corporation (other than a director or officer) includes any person (a) who is or was an employee or agent of the Corporation, (b) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

    6.3 PAYMENT OF EXPENSES IN ADVANCE.

    Expenses incurred in defending any action or proceeding for which indemnification is required pursuant to Section 6.1 or for which indemnification is permitted pursuant to Section 6.2 following authorization thereof by the Board of Directors shall be paid by the Corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article VI.

    6.4 INDEMNITY NOT EXCLUSIVE.

    The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the Certificate of Incorporation.

    6.5 INSURANCE.

    The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

    6.6 CONFLICTS.

    No indemnification or advance shall be made under this Article VI, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

    (a) That it would be inconsistent with a provision of the Certificate of Incorporation, these Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

    (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

                                  ARTICLE VII
                              RECORDS AND REPORTS

    7.1 MAINTENANCE AND INSPECTION OF RECORDS.

    The Corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.

    Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

    7.2 INSPECTION BY DIRECTORS.

    Any director shall have the right to examine the Corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

    7.3 ANNUAL STATEMENT TO STOCKHOLDERS.

    The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

                                  ARTICLE VIII
                                GENERAL MATTERS

    8.1 CHECKS.

    From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

    8.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

    The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

    8.3 STOCK CERTIFICATES; PARTLY PAID SHARES.

    The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice-chairman of the Board of Directors, or the chief executive officer or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

    The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

    8.4 SPECIAL DESIGNATION ON CERTIFICATES.

    If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    8.5 LOST CERTIFICATES.

    Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or the owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

    8.6 CONSTRUCTION; DEFINITIONS.

    Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

    8.7 DIVIDENDS.

    The directors of the Corporation, subject to any restrictions contained in
(a) the General Corporation Law of Delaware or (b) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

    The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

    8.8 FISCAL YEAR.

    The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

    8.9 SEAL.

    The Corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

    8.10 TRANSFER OF STOCK.

    Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

    8.11 STOCK TRANSFER AGREEMENTS.

    The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

    8.12 REGISTERED STOCKHOLDERS.

    The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX
                                   AMENDMENTS

    The Bylaws of the Corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

                       CERTIFICATE OF ADOPTION OF BYLAWS
                                       OF
                                  YAHOO! INC.
                            ADOPTION BY INCORPORATOR

    The undersigned person appointed in the certificate of incorporation to act as the Incorporator of Yahoo! Inc. hereby adopts the foregoing bylaws as the Bylaws of the corporation.

    Executed this       day of             , 1999.

                                          --------------------------------------
                                          John E. Place, Incorporator

              CERTIFICATE BY SECRETARY OF ADOPTION BY INCORPORATOR

    The undersigned hereby certifies that the undersigned is the duly elected, qualified, and acting Secretary of Yahoo! Inc. and that the foregoing Bylaws
were adopted as the Bylaws of the corporation on               , 1999, by the
person appointed in the certificate of incorporation to act as the Incorporator of the corporation.

    Executed this       day of             , 1999.

                                          --------------------------------------
                                          John E. Place, Secretary

                                                                      APPENDIX E

                           INDEMNIFICATION AGREEMENT


    This Indemnification Agreement ("Agreement") is made as of             , by
and between Yahoo! Inc., a Delaware corporation (the "Company"), and
              ("Indemnitee").



                                    RECITALS



    The Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the increases in the cost of such insurance and the general reductions in the coverage of such insurance.



    The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.



    Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection.



    The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.



                                   AGREEMENT


    In consideration of the mutual promises made in this Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company and Indemnitee hereby agree as follows:

    1.  INDEMNIFICATION.


        (a) GENERAL AGREEMENT. The Company shall indemnify Indemnitee if Indemnitee is or was a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees and costs), judgments, fines, any interest, assessments, and other charges and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

        (b) MANDATORY PAYMENT OF EXPENSES. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subsection (a) of this Section 1 or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.


    2. NO EMPLOYMENT RIGHTS. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

    3.  EXPENSES; INDEMNIFICATION PROCEDURE.


        (a) ADVANCEMENT OF EXPENSES. Subject to the terms and conditions of this Agreement, the Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in
    Section 1(a) hereof (including amounts actually paid in settlement of any such action, suit or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. Any advances made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Company.



        (b) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three (3) business days after the date postmarked if sent by domestic certified or registered mail, properly addressed, otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.



        (c)  PROCEDURE.  Any indemnification and advances provided for in
    Section 1 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 13 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees and interest, at the Bank of America prime rate in effect on the date of Indemnitee's written request, on the unpaid amount of the claim) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed. Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company

    (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

        (d) NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.


        (e) SELECTION OF COUNSEL. In the event the Company shall be obligated under Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that
    (i) Indemnitee shall have the right to employ his or her counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.



        (f) (i) A Change in Control shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
    Act), directly or indirectly, of securities of the Company representing 30% or more of the total voting power represented by the Company's then outstanding voting securities or (B) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board, or (C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (D) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets.



            (ii) With respect to all matters arising after a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control) concerning the rights of Indemnitee to indemnity payments and advancement of expenses under this Agreement, the Company shall seek legal advice only from independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) (the "Independent Counsel"), and who has not otherwise performed services for the Company or the Indemnitee (other than in connection with indemnification matters) within the last five years. The Independent Counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee should be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Counsel and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the engagement of Independent Counsel pursuant hereto.



        (g) ESTABLISHMENT OF TRUST. In the event of a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control) the Company shall, upon written request by Indemnitee, create a trust for the benefit of the Indemnitee and from time to time upon written request of Indemnitee shall fund the trust in an amount sufficient to satisfy any and all expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for, participating in, and/or defending any proceeding relating to any indemnifiable event covered herein. The amount or amounts to be deposited in the trust pursuant to the foregoing funding obligation shall be determined by the Independent Counsel. The terms of the trust shall provide that (i) the trust shall not be revoked or the principal thereof invaded without the written consent of the Indemnitee, (ii) the trustee shall advance, within ten business days of a request by the Indemnitee, any and all expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the trust under the same circumstances for which the Indemnitee would be required to reimburse the Company under
    Section 3(a) of this Agreement), (iii) the trust shall continue to be funded by the Company in accordance with the funding obligation set forth above,
    (iv) the trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in the trust shall revert to the Company upon a final determination by the Independent Counsel or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The trustee shall be chosen by the Indemnitee. Nothing in this Section 3(g) shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the trust shall be reported as income by the Company for federal, state, local, and foreign tax purposes. The Company shall pay all costs of establishing and maintaining the trust and shall indemnify the trustee against any and all expenses (including attorneys' fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the establishment and maintenance of the trust.


    4.  ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.


        (a) SCOPE. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.


        (b) NONEXCLUSIVITY. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested members of the Company's Board of Directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he or she may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.



    5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him or her in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.



    6. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.



    7. OFFICER AND DIRECTOR LIABILITY INSURANCE. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not necessary or is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company. However, the Company's decision whether or not to adopt and maintain such insurance shall not affect in any way its obligations to indemnify its officers and directors under this Agreement or otherwise. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company, but is an officer; or of the Company's key employees, if Indemnitee is not an officer or director, but is a key employee.


    8. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

    9. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

        (a) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
    Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit.



        (b) LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous.



        (c) INSURED CLAIMS. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) to the extent such expenses or liabilities have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company.



        (d) CLAIMS UNDER SECTION 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.


    10.  CONSTRUCTION OF CERTAIN PHRASES.


        (a) For purposes of this Agreement, references to the "COMPANY" shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.



        (b) For purposes of this Agreement, references to "OTHER ENTERPRISES", shall include employee benefit plans; references to "FINES" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "SERVING AT THE REQUEST OF THE COMPANY" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "NOT OPPOSED TO THE BEST INTERESTS OF THE COMPANY" as referred to in this Agreement.



    11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.



    12. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expense, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action. The Company hereby consents to service of process and to appear in any such action. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees and costs, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action).



    13. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.



    14. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.



    15. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.



    16. MODIFICATION. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. All prior negotiations, agreements and understandings between parties with respect thereto are superseded hereby. This Agreement may not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.


    The parties hereto have executed this Agreement as of the day and year set forth on the first page of this Agreement.

                                          YAHOO! INC.
                                          By:
                                             -----------------------------------

                                          Title:
                                               ---------------------------------

                                          Address: 3420 Central Expressway
                                                 Santa Clara, CA 95051

AGREED TO AND ACCEPTED:
INDEMNITEE:

--------------------------------------
             (Signature)

Address:
-------------------------------------------------------------------------------

       -------------------------------

                                                                  SKU-1508-PS-99

                                  DETACH HERE


                                     PROXY

                                  YAHOO! INC.

                      1999 ANNUAL MEETING OF SHAREHOLDERS

  The undersigned shareholder of Yahoo! Inc. (the "Company"), a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 9, 1999, and hereby appoints John E. Place, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 1999 Annual Meeting of Shareholders of the Company to be held on May 14, 1999, at 10:00 a.m., local time, at the Company's corporate headquarters located at 3420 Central Expressway, Santa Clara, California 95051 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to cast if personally present, on the matters set forth on the reverse side.

  ANY SHAREHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR THE PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES ON SUCH PROPOSAL AT THE MEETING. IF A BOX IS CHECKED, YOUR SHARES SHALL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

              CONTINUED AND TO BE SIGNED ON REVERSE SIDE         / SEE REVERSE /
                                                                 /    SIDE     /

                                  DETACH HERE

/ X / PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTORS LISTED BELOW AND A VOTE FOR THE OTHER PROPOSALS.

                                                                 MARK HERE
                                                                FOR ADDRESS  / /
                                                                 CHANGE AND
                                                                 NOTE BELOW

1. To amend the Company's Articles of Incorporation to delete Article VI which provides for a classified Board of Directors;

                                               FOR    AGAINST   ABSTAIN
                                               / /      / /       / /


2. To elect six directors of the Company to serve until the 2000 Annual Meeting of Shareholders or until their respective successors are elected and qualified;

NOMINEES:  Timothy Koogle, Jerry Yang, Eric Hippeau, Arthur H. Kern,
           Michael Moritz, Jeffrey Mallett

                  FOR         WITHHOLD
                  / /           / /

/ / __________________________________________________
    For all nominees except as noted on the line above

3. To change the state of incorporation               FOR    AGAINST   ABSTAIN
   of the Company from California to  Delaware;       / /      / /       / /





4. To ratify the appointment of                       FOR    AGAINST   ABSTAIN
   PricewaterhouseCoopers LLP as                      / /      / /       / /
   the independent accountants for
   the Company for the year ending
   December 31, 1999;


5. To amend the Company's 1995 Stock                  FOR    AGAINST   ABSTAIN
   Plan to increase the shares available              / /      / /       / /
   for issuance under the plan by an
   aggregate of 40,000,000 shares, to
   126,000,000 shares;

6. To amend the Company's 1996                        FOR    AGAINST   ABSTAIN
   Directors' Stock Option Plan to                    / /      / /       / /
   revise the four-year vesting
   schedule with respect to the
   annual option grants under the plan,
   commencing with the options granted
   on the date of the Company's 2000
   Annual Meeting of Shareholders, such
   that 25% of the granted options shall
   vest on the one-year anniversary of
   the date of grant, with the remaining
   options to vest in equal monthly
   installments over the  36-month
   period thereafter; and


7. To transact such other business as                 FOR    AGAINST   ABSTAIN
   may properly come before the Annual                / /      / /       / /
   Meeting and any adjournment or
   postponement thereof.

Please sign exactly as your name(s) appear(s) on your stock certificate. Joint owners should each sign personally. If signed by an attorney-in-fact, the power of attorney should be attached. A corporation is requested to sign its name by its President or other authorized officer, with the office held indicated. Executors, administrators, trustees, etc. should indicate their status when signing.


Signature: ___________________________________________ Date:____________________


Signature: ___________________________________________ Date:____________________

                                                                     Appendix F

                                  YAHOO! INC.

                                1995 STOCK PLAN

                         (PROPOSED MAY 1999 AMENDMENT)


     1. PURPOSES OF THE PLAN. The purposes of this 1995 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "AFFILIATE" shall mean an entity (including a partnership or limited liability company) in which the Company, directly or indirectly through any subsidiary, owns an equity interest, but which entity is not a Subsidiary.

          (c) "APPLICABLE LAWS" has the meaning set forth in Section 4(a) below.

          (d)  "BOARD" means the Board of Directors of the Company.

          (e)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (f) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

          (g)  "COMMON STOCK" means the Common Stock of the Company.

          (h)  "COMPANY" means Yahoo! Inc., a California corporation.

          (i) "CONSULTANT" means any person, including a Director, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services.

          (j) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expi-ration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

          (k)  "DIRECTOR" means a member of the Board.

          (l) "EMPLOYEE" means any person, including Named Executives, Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company to a Director shall not be sufficient to constitute "employment" of the Director by the Company.

          (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (n) "FAIR MARKET VALUE" means, as of any date, the fair market value of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (p) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

          (r)  "OPTION" means a stock option granted pursuant to the Plan.

          (s) "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock Purchase Right.

          (t) "OPTIONEE" means an Employee or Consultant who receives an Option or a Stock Purchase Right.

          (u) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

          (v)  "PLAN" means this 1995 Stock Plan.

          (w) "REPORTING PERSON" means an Officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (x) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

          (y) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

          (z) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (aa) "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

          (bb) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 below.

          (cc) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 126,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

        (a) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3 and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively the "Applicable Laws"), grants under the Plan may be made by different bodies with respect to Directors, Officers who are not Directors and Employees or Consultants who are not Reporting Persons.

        (b) ADMINISTRATION WITH RESPECT TO REPORTING PERSONS. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are Reporting Persons, grants under the Plan shall be made by (A) the Board, if the Board may make grants under the Plan in compliance with Rule 16b-3, or
(B) a Committee designated by the Board to make grants under the Plan, which committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

        (c) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are not Reporting Persons, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the Applicable Laws.

        (d) GENERAL. If a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws, and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

          (e) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

            (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

           (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

            (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

             (v)    to approve forms of agreement for use under the Plan;

            (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including, but not limited to, the share price and any restriction or limitation, the vesting of any Option or the acceleration of vesting or waiver of a forfeiture restructure, based in each case on such factors as the Administrator shall determine, in its sole discretion;

           (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(g) instead of Common Stock;

          (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

            (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and

             (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

            (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (f) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Options or Stock Purchase Rights.

     5.   ELIGIBILITY.

          (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants; provided, however, that no person subject to the reporting requirements of Section 16 of the Exchange Act may receive an option or stock purchase right unless such person is employed by or a consultant to the Company or any Parent or Subsidiary. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall be not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

          (b) TYPE OF OPTION. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

          (c) NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 16 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written option agreement.

     8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,500,000.

     9.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable agreement, but shall be subject to the following:

             (i)    In the case of an Incentive Stock Option that is:

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii)    In the case of a Nonstatutory Stock Option that is:

                    (A) granted to a person who, at the time of grant of such Option, is a Named Executive of the Company, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant; and

                    (B) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) PERMISSIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, and reflected in the written option agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Subject to Section 10(c), in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty
(30) days and not more than twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if
(I) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

          (c) DISABILITY OF OPTIONEE. Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve
(12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) DEATH OF OPTIONEE. In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) EXTENSION OF EXERCISE PERIOD. Notwithstanding the limitations set forth in Sections 10(b), (c) and (d) above, the Administrator has full power and authority to extend the period of time for which any Option granted under the Plan is to remain exercisable following termination of an Optionee's Continuous Status as an Employee or Consultant from the limited period set forth in the written option agreement to such greater period of time as the Administrator shall deem appropriate; provided, however, that in no event shall such Option be exercisable after the specified expiration date of the Option term.

          (f) RULE 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

          (g) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  STOCK PURCHASE RIGHTS.

          (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

          (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

          (c) OTHER PROVISIONS. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (I) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

               Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3.

               All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax
Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Stock Purchase Right as to which the election is made; and

          (c) all elections shall be subject to the consent or disapproval of the Administrator.

               In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, CORPORATE TRANSACTIONS.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the maximum number of Shares of Common Stock for which Options may be granted to any Employee under Section 8 of the Plan and the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     14. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution; provided, however, that the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to option agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. Options and Stock Purchase Rights may be exercised or purchased during the lifetime of the Optionee or Stock Purchase Rights Holder only by the Optionee, Stock Purchase Rights Holder or a transferee permitted by this Section 14.

     15. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     16.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a)  AMENDMENT AND TERMINATION.   The Board may amend or terminate
the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 20 of the
Plan:

               (i) any increase in the number of Shares subject to the Plan, other than an adjustment under Section 14 of the Plan;

               (ii) any change in the designation of the class of persons eligible to be granted Options; or

               (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code.


          (b) SHAREHOLDER APPROVAL. If any amendment requiring shareholder approval under Section 16(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 20 of the Plan.

          (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

     20.  SHAREHOLDER APPROVAL.

          (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

          (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Com-pany under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

               (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

               (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

     21. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

                                                                     Appendix G

                                  YAHOO! INC.

                       1996 DIRECTORS' STOCK OPTION PLAN

                          (PROPOSED MAY 1999 AMENDMENT)

     1. PURPOSES OF THE PLAN. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be "nonstatutory stock options".

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a)  "BOARD" shall mean the Board of Directors of the Company.

          (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (c)  "COMMON STOCK"  shall mean the Common Stock of the Company.

          (d)  "COMPANY"  shall mean Yahoo! Inc., a California corporation.

          (e) "CONTINUOUS STATUS AS A DIRECTOR" shall mean the absence of any interruption or termination of service as a Director.

          (f)  "DIRECTOR" shall mean a member of the Board.

          (g) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (i) "OPTION" shall mean a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the
Code).

          (j) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

          (k) "OPTIONEE" shall mean an Outside Director who receives an Option.

          (l) "OUTSIDE DIRECTOR" shall mean a Director who is not an Employee.

          (m) "PARENT" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (n)  "PLAN"  shall mean this 1996 Directors' Stock Option Plan.

          (o) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (p) "SUBSIDIARY" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,200,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     4.   ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

          (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

          (b) PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

              (ii) Each Outside Director shall be automatically granted an Option to purchase 50,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

             (iii) Each Outside Director shall be automatically granted an Option to purchase 30,000 Shares (a "Subsequent Option") on the date of each Annual Meeting of the Company's Shareholders (which Subsequent Option shall be decreased to 20,000 Shares commencing with the grants made on the date of the Company's 2000 Annual Meeting) immediately following which such Outside Director is serving on the Board, with the first such grant being made at the 1997 Annual Meeting, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

              (iv)  Notwithstanding the provisions of subsections (ii) and
(iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (v)  Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

              (vi) The terms of each First Option granted hereunder shall be as follows:

                    (1) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 hereof.

                    (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option, determined in accordance with Section 8 hereof.

                    (3) the First Option shall become exercisable in installments cumulatively as to 1/48 of the Shares subject to the First Option at the end of each month following the date of grant of the Option.

             (vii) The terms of each Subsequent Option granted hereunder shall be as follows:

                    (1) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                    (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof.

                    (3) the Subsequent Option shall become exercisable as to twenty five percent (25%) of the Shares subject to the Subsequent Option on the first anniversary of the date of grant of the Subsequent Option and shall thereafter become exercisable in installments cumulatively as to 1/48 of the Shares subject to the Subsequent Option at the end of each month following such first anniversary; provided, however, that Subsequent Options granted prior to the date of the Company's 2000 Annual Meeting of Shareholders shall become exercisable as to 100% of the Shares subject to the Subsequent Option on the four-year anniversary of the date of grant of the Subsequent Option.

          (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          (e) SUSPENSION OR TERMINATION OF OPTION. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

     5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933 relating to the Company's initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. TERM OF OPTIONS. The term of each Option shall be ten (10) years from the date of grant thereof.

     8.   EXERCISE PRICE AND CONSIDERATION.

          (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

          (b) FAIR MARKET VALUE. The fair market value shall be determined by the Board; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System) or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. With respect to any Options granted hereunder concurrently with the initial effectiveness of the Plan, the fair market value shall be the Price to Public as set forth in the final prospectus relating to such initial public offering.

          (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

     9.   EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4(b) hereof; provided, however, that no Options shall be exercisable prior to shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) DISABILITY OF OPTIONEE. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d)  DEATH OF OPTIONEE.  In the event of the death of an Optionee:

               (i) During the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

             (ii) Within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

     10. NONTRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

     11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

          (a) ADJUSTMENT. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) CORPORATE TRANSACTIONS. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in
Section 4 of this Plan (and any other

Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

          14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Options may be granted, but not exercised, before such shareholder approval.